SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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	Filed by a Party other than the Registrant	[ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Investment Trust
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FIDELITY® AGGRESSIVE INTERNATIONAL FUND
FIDELITY CANADA FUND
FIDELITY CHINA REGION FUND
FIDELITY DIVERSIFIED INTERNATIONAL FUND
FIDELITY EMERGING MARKETS FUND
FIDELITY EUROPE FUND
FIDELITY EUROPE CAPITAL APPRECIATION FUND
FIDELITY GLOBAL BALANCED FUND
FIDELITY INTERNATIONAL GROWTH & INCOME FUND
FIDELITY INTERNATIONAL SMALL CAP FUND
FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND*
FIDELITY JAPAN FUND
FIDELITY JAPAN SMALLER COMPANIES FUND
FIDELITY LATIN AMERICA FUND
FIDELITY NORDIC FUND
FIDELITY OVERSEAS FUND
FIDELITY PACIFIC BASIN FUND
FIDELITY SOUTHEAST ASIA FUND
FIDELITY WORLDWIDE FUND
FUNDS OF FIDELITY INVESTMENT TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198
1-877-208-0098 (for Fidelity Advisor International Small Cap Fund)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity® Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity International Small Cap Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund (the funds), will be held at an office of Fidelity Investment Trust (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on September 15, 2004, at 9:45 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.

2. To elect a Board of Trustees.

3a. To modify the fundamental investment objective of Fidelity International Growth & Income Fund to remove the income component from the objective.

3b. To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity International Growth & Income Fund.

4. To amend each fund's fundamental investment limitation concerning lending (except Fidelity International Small Cap Fund).

The Board of Trustees has fixed the close of business on July 19, 2004 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

July 19, 2004

* Fidelity Advisor International Small Cap Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity International Small Cap Fund.

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the shaded box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY INVESTMENT TRUST:
FIDELITY AGGRESSIVE INTERNATIONAL FUND
FIDELITY CANADA FUND
FIDELITY CHINA REGION FUND
FIDELITY DIVERSIFIED INTERNATIONAL FUND
FIDELITY EMERGING MARKETS FUND
FIDELITY EUROPE FUND
FIDELITY EUROPE CAPITAL APPRECIATION FUND
FIDELITY GLOBAL BALANCED FUND
FIDELITY INTERNATIONAL GROWTH & INCOME FUND
FIDELITY INTERNATIONAL SMALL CAP FUND
FIDELITY ADVISOR INTERNATIONAL SMALL CAP FUND
FIDELITY JAPAN FUND
FIDELITY JAPAN SMALLER COMPANIES FUND
FIDELITY LATIN AMERICA FUND
FIDELITY NORDIC FUND
FIDELITY OVERSEAS FUND
FIDELITY PACIFIC BASIN FUND
FIDELITY SOUTHEAST ASIA FUND
FIDELITY WORLDWIDE FUND

TO BE HELD ON SEPTEMBER 15, 2004

The following table summarizes the proposals applicable to each fund or class of shares of each fund, as applicable:

Proposal #	Proposal Description	Applicable Fund(s)	Page
1.	To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.	All Funds	<Click Here>
2.	To elect as Trustees the nominees presented in Proposal 2.	All Funds	<Click Here>
3a.	To modify the fundamental investment objective of Fidelity International Growth & Income Fund to remove the income component from the objective.	Fidelity International Growth & Income Fund	<Click Here>
3b.	To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity International Growth & Income Fund.	Fidelity International Growth & Income Fund	<Click Here>
4.	To amend the lending limitation to clarify that acquisitions of loans, loan participations or other debt instruments are not considered lending.	All Funds (except Fidelity International Small Cap Fund)	<Click Here>

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Investment Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity International Small Cap Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund (the funds) and at any adjournments thereof (the Meeting), to be held on September 15, 2004 at 9:45 a.m. ET at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about July 19, 2004. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds and classes. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds and classes. The approximate anticipated cost of these services, is as follows:

Fund Name	Estimated cost for D.F. King to call and solicit vote	Estimated cost for D.F. King to receive vote over the phone
Fidelity Aggressive International Fund	$ 1,000	$ 1,000
Fidelity Canada Fund	$ 8,000	$ 2,000
Fidelity China Region Fund	$ 1,000	$ 1,000
Fidelity Diversified International Fund	$ 16,000	$ 4,000
Fidelity Emerging Markets Fund	$ 15,200	$ 3,800
Fidelity Europe Fund	$ 1,000	$ 1,000
Fidelity Europe Capital Appreciation Fund	$ 1,000	$ 1,000
Fidelity Global Balanced Fund	$ 1,000	$ 1,000
Fidelity International Growth & Income Fund	$ 1,120	$ 280
Fidelity International Small Cap Fund	$ 1,000	$ 1,000
Fidelity Advisor International Small Cap Fund: Class A	$ 1,000	$ 1,000
Fidelity Advisor International Small Cap Fund: Class T	$ 1,000	$ 1,000
Fidelity Advisor International Small Cap Fund: Class B	$ 1,000	$ 1,000
Fidelity Advisor International Small Cap Fund: Class C	$ 1,000	$ 1,000
Fidelity Advisor International Small Cap Fund: Institutional Class	$ 1,000	$ 1,000
Fidelity Japan Fund	$ 1,000	$ 1,000
Fidelity Japan Smaller Companies Fund	$ 1,000	$ 1,000
Fidelity Latin America Fund	$ 4,000	$ 1,000
Fidelity Nordic Fund	$ 1,000	$ 1,000
Fidelity Overseas Fund	$ 14,800	$ 3,700
Fidelity Pacific Basin Fund	$ 1,600	$ 400
Fidelity Southeast Asia Fund	$ 1,600	$ 400
Fidelity Worldwide Fund	$ 2,800	$ 700

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the funds or classes, provided the expenses do not exceed Fidelity International Small Cap Fund's and Fidelity Advisor International Small Cap Fund's existing voluntary expense caps as follows:

Fund Name	Expense Cap
1.Fidelity International Small Cap Fund	1.80%
1.Fidelity Advisor International Small Cap Fund: Class A	2.05%
1.Fidelity Advisor International Small Cap Fund: Class T	2.30%
1.Fidelity Advisor International Small Cap Fund: Class B	2.80%
1.Fidelity Advisor International Small Cap Fund: Class C	2.80%
1.Fidelity Advisor International Small Cap Fund: Institutional Class	1.80%

Expenses exceeding Fidelity International Small Cap Fund's and Fidelity Advisor International Small Cap Fund's: Class A, Class T, Class B, Class C, or Institutional Class voluntary expense cap will be paid by FMR. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund.

The principal business address of FMR, each fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to the funds, is One Federal Street, Boston, Massachusetts 02110. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Management & Research (Far East) Inc. (FMR Far East), located at Shiroyama JT Mori Bldg. 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; Fidelity Investments Japan Limited (FIJ), located at 8-8 Shinkawa, 1-Chome Chuo-ku, Tokyo 104-0033, Japan; Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London EC4M 5TA, England are also sub-advisers to the funds.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/goto/proxies to determine the status of this scheduled Meeting.

Shares of each fund or class, as applicable, of the trust issued and outstanding as of May 31, 2004 are indicated in the following table:

	Number of Shares
Fidelity Aggressive International Fund	47,328,405
Fidelity Canada Fund	10,644,261
Fidelity China Region Fund	19,643,068
Fidelity Diversified International Fund	685,627,488
Fidelity Emerging Markets Fund	56,707,824
Fidelity Europe Fund	57,642,106
Fidelity Europe Capital Appreciation Fund	21,931,349
Fidelity Global Balanced Fund	6,987,141
Fidelity International Growth & Income Fund	73,795,613
Fidelity International Small Cap Fund	53,165,796
Fidelity Advisor International Small Cap Fund: Class A	502,825
Fidelity Advisor International Small Cap Fund: Class T	521,237
Fidelity Advisor International Small Cap Fund: Class B	178,679
Fidelity Advisor International Small Cap Fund: Class C	298,410
Fidelity Advisor International Small Cap Fund: Institutional Class	120,108
Fidelity Japan Fund	54,343,515
Fidelity Japan Smaller Companies Fund	108,364,962
Fidelity Latin America Fund	18,076,467
Fidelity Nordic Fund	4,621,811
Fidelity Overseas Fund	130,307,835
Fidelity Pacific Basin Fund	25,650,632
Fidelity Southeast Asia Fund	33,006,146
Fidelity Worldwide Fund	62,298,875

To the knowledge of the trust, substantial (5% or more) beneficial ownership of each fund on May 31, 2004 was as follows:

Fidelity Europe Fund	Freedom Fund 2020	Boston, MA	18.30%
Fidelity Europe Fund	Freedom Fund 2030	Boston, MA	13.20%
Fidelity Europe Fund	Freedom Fund 2010	Boston, MA	9.30%
Fidelity Japan Fund	Freedom Fund 2020	Boston, MA	11.80%
Fidelity Japan Fund	Strategic Advisors Inc.	Boston, MA	9.27%
Fidelity Japan Fund	Freedom Fund 2030	Boston, MA	8.50%
Fidelity Japan Fund	Freedom Fund 2010	Boston, MA	6.00%
Fidelity Japan Smaller Companies Fund	Strategic Advisors Inc.	Boston, MA	14.34%
Fidelity Japan Smaller Companies Fund	Partners HealthCare System, Inc.	Boston, MA	5.10%
Fidelity Southeast Asia Fund	Freedom Fund 2020	Boston, MA	8.50%
Fidelity Southeast Asia Fund	Freedom Fund 2030	Boston, MA	6.10%

To the knowledge of the trust, substantial (5% or more) record ownership of each fund and class on May 31, 2004 was as follows:

Fidelity Advisor International Small Cap Fund: Class A	Cambridge Investment Research, Inc.	Littleton, CO	11.22%
Fidelity Advisor International Small Cap Fund: Class A	Raymond James & Associates, Inc.	Saint Petersburg, FL	9.54%
Fidelity Advisor International Small Cap Fund: Class A	American Express Financial Services	Minneapolis, MN	8.33%
Fidelity Advisor International Small Cap Fund: Class A	Commonwealth Financial Network	Waltham, MA	5.73%
Fidelity Advisor International Small Cap Fund: Class T	Northwestern Mutual	Milwaukee, WI	7.71%
Fidelity Advisor International Small Cap Fund: Class T	KMS Financial Services, Inc.	Seattle, WA	7.60%
Fidelity Advisor International Small Cap Fund: Class T	American Express Financial Services	Omaha, NE	6.85%
Fidelity Advisor International Small Cap Fund: Class T	Regions Financial Corporation	Memphis, TN	6.36%
Fidelity Advisor International Small Cap Fund: Class T	American International Group, Inc. (AIG)	San Diego, CA	6.33%
Fidelity Advisor International Small Cap Fund: Class T	A.G. Edwards & Sons, Inc.	Saint Louis, MO	5.49%
Fidelity Advisor International Small Cap Fund: Class B	A.G. Edwards & Sons, Inc.	Saint Louis, MO	8.18%
Fidelity Advisor International Small Cap Fund: Class B	American Express Financial Services	Minneapolis, MN	5.53%
Fidelity Advisor International Small Cap Fund: Class B	Wachovia/Prudential Financial Advisors, LLC	Charlotte, NC	5.05%
Fidelity Advisor International Small Cap Fund: Class C	Merrill Lynch	Jacksonville, FL	14.99%
Fidelity Advisor International Small Cap Fund: Class C	American Express Financial Services	Omaha, NE	13.22%
Fidelity Advisor International Small Cap Fund: Class C	Commonwealth Financial Network	Waltham, MA	6.89%
Fidelity Advisor International Small Cap Fund: Class C	Cambridge Investment Research, Inc.	Littleton, CO	5.65%
Fidelity Advisor International Small Cap Fund: Institutional Class	Merrill Lynch	Jacksonville, FL	48.43%
Fidelity Advisor International Small Cap Fund: Institutional Class	National Investor Services Corp.	New York, NY	16.10%
Fidelity Advisor International Small Cap Fund: Institutional Class	Fidelity Investments	Boston, MA	6.87%
Fidelity Aggressive International Fund	Northwest Airlines, Inc.	Eagan, MN	7.53%
Fidelity Aggressive International Fund	State Street Bank & Trust	Boston, MA	7.52%
Fidelity Canada Fund	General Motors Corporation	New York, NY	10.94%
Fidelity Emerging Markets Fund	General Motors Corporation	New York, NY	9.32%
Fidelity Emerging Markets Fund	FMR CORP.	Wilmington, DE	5.52%
Fidelity International Growth & Income Fund	WYETH	Madison, NJ	6.24%
Fidelity Pacific Basin Fund	General Motors Corporation	New York, NY	12.60%
Fidelity Worldwide Fund	Sony Corporation of America	New York, NY	5.60%

To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on July 19, 2004 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact Fidelity at 1-800-544-8544 (for all funds except Fidelity Advisor International Small Cap Fund) or 1-877-208-0098 (for Fidelity Advisor International Small Cap Fund). If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002 (for all funds except Fidelity Advisor International Small Cap Fund) or call Fidelity at 1-877-208-0098 (for Fidelity Advisor International Small Cap Fund).

For a free copy of each fund's annual report for the fiscal year ended October 31, 2003 and the semiannual report for the fiscal period ended April 30, 2004 call 1-800-544-3198 (for all funds except Fidelity Advisor International Small Cap Fund) or 1-877-208-0098 (for Fidelity Advisor International Small Cap Fund), log-on to www.fidelity.com (for all funds except Fidelity Advisor International Small Cap Fund), or write to Fidelity Distributors Corporation (FDC) at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the entire trust. Approval of Proposal 2 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting. Approval of Proposals 3a, 3b, and 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the proposal.

1. TO AMEND THE DECLARATION OF TRUST TO ALLOW THE BOARD OF TRUSTEES, IF PERMITTED BY APPLICABLE LAW, TO AUTHORIZE FUND MERGERS WITHOUT SHAREHOLDER APPROVAL.

The Securities and Exchange Commission (SEC) has recently changed the rules for mutual fund mergers to reduce the need for affiliated funds to incur the expense of soliciting proxies when a merger does not raise significant issues for shareholders - for example, merging two small Fidelity funds, with the same portfolio manager, the same investment principles and the same fee structures in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. The rules still require the board of trustees (including a majority of non-interested trustees) to determine that any merger is in the best interest of the affiliated funds and will not dilute the interest of their existing shareholders. The new SEC rules also require shareholder approval by the acquired affiliated fund for mergers that could have a material impact on a shareholder, like changing a fundamental investment policy or increasing fund expenses (see below).

The fund's current Declaration of Trust was drafted to be consistent with the old SEC rules which required approval of all mergers between affiliated funds by the shareholders of the fund to be acquired. You are being asked now to approve an amendment to the Declaration of Trust (Article XII, Section 4.3), consistent with the new affiliated fund merger rules, to permit the Trustees in limited circumstances to authorize a fund's or class's merger or consolidation with, or sale of a fund's or class's assets to, another operating mutual fund without a shareholder vote. You are not being asked to approve any fund mergers at this time.

Shareholders have the right to vote on any Declaration of Trust amendment affecting their right to vote or on any matter submitted to the shareholders by the Trustees. On April 15, 2004, the Trustees approved the proposed amendment and also authorized its submission to the trust's shareholders for their approval at this Meeting.

The amendment will give the Trustees more flexibility and, subject to applicable requirements of Federal law, namely the 1940 Act, and Massachusetts law, broader authority to act. The amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before using any new flexibility that the proposed amendment may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests. Shareholders of an acquired affiliated fund will still be required to approve a merger that would result in a change of a fundamental investment policy, a material change to the terms of an investment management contract, the institution of, or an increase in, a 12b-1 fee or where the board of trustees of the surviving fund does not have a majority of non-interested trustees who were elected by the acquired fund's shareholders. Shareholder approval will also continue to be required for all mergers of non-affiliated funds.

Article XII, Section 4.3 of the Declaration of Trust addresses mergers, consolidations, and sales of fund assets. If approved, Article XII, Section 4.3 will be amended as follows (new language is underlined; language to be deleted is [bracketed]):

ARTICLE XII
MISCELLANEOUS

Section 4.3. Merger, Consolidation, and Sale of Assets. Subject to applicable Federal and state law and except as otherwise provided in Section 4.4 below, the Trust or any Series or Class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the Trust property or Trust property allocated or belonging to such Series or Class, including its good will, upon such terms and conditions and for such consideration when and as authorized by the Trustees without the vote or consent of Shareholders[at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series or Class, as the case may be]. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

Section 4.4. Incorporation; Reorganization. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or Class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series or Class thereof sells, conveys, or transfers all or a portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amended Declaration of Trust will become effective upon shareholder approval. If the proposal is not approved by shareholders of the trust, Article XII, Section 4.3 of the Declaration of Trust will remain unchanged.

2. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of the trust, the Trustees have determined that the number of Trustees shall be fixed at 14. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date. It is proposed that Dennis J. Dirks and Cornelia M. Small begin serving as Trustees on or about January 1, 2005, replacing Ralph F. Cox and Donald J. Kirk, who are scheduled to retire at the end of 2004.

Except for Mr. Dirks and Ms. Small, all nominees named below are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Laura B. Cronin, George H. Heilmeier, and Robert L. Reynolds were selected by the trust's Governance and Nominating Committee (see page 42) and were appointed to the Board on March 1, 2003, January 1, 2004, and March 1, 2003, respectively. Mr. Dirks and Ms. Small are currently Members of the Advisory Board of the trust. Mr. Dirks and Ms. Small were selected by the trust's Governance and Nominating Committee and were appointed as Members of the Advisory Board on July 1, 2004 and January 1, 2004, respectively.

Except for William O. McCoy, Mr. Dirks, and Ms. Small, each of the nominees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate. Mr. Dirks and Ms. Small do not currently serve as Trustees of any fund advised by FMR or an affiliate; Mr. Dirks and Ms. Small are currently Members of the Advisory Board of each Fidelity fund.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each nominee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (74)***

Year of Election or Appointment: 1984

Trustee of Fidelity Investment Trust. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)***

Year of Election or Appointment: 2001

Trustee of Fidelity Investment Trust. Senior Vice President of Fidelity Aggressive International Fund (2001), Fidelity Canada Fund (2001), Fidelity China Region Fund (2001), Fidelity Diversified International Fund (2001), Fidelity Emerging Markets Fund (2001), Fidelity Europe Fund (2001), Fidelity Europe Capital Appreciation Fund (2001), Fidelity Global Balanced Fund (2001), Fidelity International Growth & Income Fund (2001), Fidelity International Small Cap Fund (2002), Fidelity Japan Fund (2001), Fidelity Japan Smaller Companies Fund (2001), Fidelity Latin America Fund (2001), Fidelity Nordic Fund (2001), Fidelity Overseas Fund (2001), Fidelity Pacific Basin Fund (2001), Fidelity Southeast Asia Fund (2001), and Fidelity Worldwide Fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Trustee of Fidelity Investment Trust. Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Trustee of Fidelity Investment Trust. Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Non-Interested Nominees:

Correspondence intended for each non-interested nominee (that is, the nominees other than the interested nominees) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
J. Michael Cook (61)**

Year of Election or Appointment: 2001

Trustee of Fidelity Investment Trust. Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)***

Year of Election or Appointment: 1991

Trustee of Fidelity Investment Trust. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Dennis J. Dirks (56)+

Year of Election or Appointment to the Advisory Board: 2004

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (60)

Year of Election or Appointment: 1997

Trustee of Fidelity Investment Trust. Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Trustee of Fidelity Investment Trust. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)***

Year of Election or Appointment: 1987

Trustee of Fidelity Investment Trust. Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Trustee of Fidelity Investment Trust. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Trustee of Fidelity Investment Trust. Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Trustee of Fidelity Investment Trust. Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Trustee of Fidelity Investment Trust. Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (59)+

Year of Election or Appointment to the Advisory Board: 2004

Member of the Advisory Board of Fidelity Investment Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Trustee of Fidelity Investment Trust. Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

** Mr. Cook has advised the Board of Trustees that he intends to resign effective on or about December 31, 2004 to pursue other opportunities.

*** Scheduled to retire at the end of 2004 in accordance with policy that each non-interested Trustee retire no later than the last day of the calendar year in which his or her 72nd birthday occurs.

+ Nominated to serve as Trustee effective on or about January 1, 2005 following the retirement of Ralph F. Cox and Donald J. Kirk.

As of May 31, 2004, the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. The Advisory Board Members hold office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

The trust's Board, which is currently composed of four interested and 10 non-interested Trustees, met 11 times during the fiscal year ended October 31, 2003. It is expected that the Trustees will meet at least 11 times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" beginning on page 39.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each fund and in all funds in the aggregate within the same fund family overseen by the nominee as of June 30, 2004.

Interested Nominees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Laura B. Cronin	Robert L. Reynolds
Aggressive International	none	none	none	none
Canada	none	none	none	none
China Region	none	none	none	none
Diversified International	none	over $100,000	$10,001 - $50,000	over $100,000
Emerging Markets	none	none	none	none
Europe	none	none	none	none
Europe Capital Appreciation	none	none	none	none
Global Balanced	none	none	none	none
International Growth & Income	none	none	none	none
International Small Cap	over $100,000	over $100,000	none	none
Japan	over $100,000	over $100,000	none	none
Japan Smaller Companies	over $100,000	over $100,000	none	none
Latin America	none	none	none	none
Nordic	none	none	none	none
Overseas	none	over $100,000	none	$10,001 - $50,000
Pacific Basin	over $100,000	over $100,000	none	none
Southeast Asia	none	none	none	none
Worldwide	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
Non-Interested Nominees
DOLLAR RANGE OF FUND SHARES	J. Michael Cook	Ralph F. Cox	Dennis J. Dirks	Robert M. Gates	George H. Heilmeier	Donald J. Kirk
Aggressive International	none	over $100,000	none	none	none	over $100,000
Canada	none	$1 - $10,000	none	none	none	$1 - $10,000
China Region	none	none	none	none	none	none
Diversified International	over $100,000	over $100,000	none	$50,001 - $100,000	$1 - $10,000	over $100,000
Emerging Markets	none	$1 - $10,000	none	none	none	$1 - $10,000
Europe	none	$1 - $10,000	none	none	none	$1 - $10,000
Europe Capital Appreciation	none	$1 - $10,000	none	$1 - $10,000	none	$1 - $10,000
Global Balanced	none	$1 - $10,000	none	none	none	$1 - $10,000
International Growth & Income	none	$50,001 - $100,000	none	$1 - $10,000	none	$1 - $10,000
International Small Cap	none	none	none	none	none	none
Japan	over $100,000	$1 - $10,000	none	none	none	$1 - $10,000
Japan Smaller Companies	none	none	none	none	none	none
Latin America	none	$1 - $10,000	none	none	none	$1 - $10,000
Nordic	none	none	none	none	none	none
Overseas	over $100,000	$1 - $10,000	none	$1 - $10,000	$1 - $10,000	$1 - $10,000
Pacific Basin	none	$1 - $10,000	none	none	none	$1 - $10,000
Southeast Asia	none	$1 - $10,000	none	none	none	$1 - $10,000
Worldwide	none	$1 - $10,000	none	none	none	$1 - $10,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	Cornelia M. Small	William S. Stavropoulos
Aggressive International	none	none	none	none	none	none
Canada	none	none	$1 - $10,000	none	none	none
China Region	none	none	none	none	none	none
Diversified International	$1 - $10,000	$1 - $10,000	over $100,000	over $100,000	none	$1 - $10,000
Emerging Markets	none	none	$1 - $10,000	none	none	none
Europe	none	none	$1 - $10,000	none	none	none
Europe Capital Appreciation	none	none	over $100,000	none	none	none
Global Balanced	none	none	$1 - $10,000	none	none	none
International Growth & Income	none	none	$1 - $10,000	$10,001 - $50,000	none	none
International Small Cap	none	none	none	none	none	none
Japan	none	$1 - $10,000	$1 - $10,000	none	none	none
Japan Smaller Companies	none	none	none	none	none	none
Latin America	none	none	$1 - $10,000	none	none	none
Nordic	none	none	none	none	none	none
Overseas	$1 - $10,000	$1 - $10,000	$1 - $10,000	$1 - $10,000	none	$1 - $10,000
Pacific Basin	none	none	$1 - $10,000	none	none	none
Southeast Asia	none	none	$1 - $10,000	none	none	none
Worldwide	none	none	$1 - $10,000	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	$10,001 - $50,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended October 31, 2003, or calendar year ended December 31, 2003, as applicable.

Compensation Table*
AGGREGATE COMPENSATION FROM A FUND	J. Michael Cook	Ralph F. Cox	Phyllis Burke Davis**	Dennis J. Dirks***	Robert M. Gates	George H. Heilmeier ****	Donald J. Kirk
Aggressive International	$ 116	$ 123	$ 116	$ 0	$ 121	$ 85	$ 120
Canada	$ 32	$ 34	$ 32	$ 0	$ 33	$ 24	$ 33
China Region	$ 40	$ 43	$ 40	$ 0	$ 42	$ 29	$ 42
Diversified InternationalC	$ 2,646	$ 2,790	$ 2,644	$ 0	$ 2,761	$ 1,917	$ 2,731
Emerging Markets	$ 93	$ 98	$ 93	$ 0	$ 97	$ 65	$ 96
Europe	$ 321	$ 338	$ 321	$ 0	$ 335	$ 228	$ 331
Europe Capital Appreciation	$ 128	$ 134	$ 128	$ 0	$ 133	$ 82	$ 131
Global Balanced	$ 31	$ 32	$ 31	$ 0	$ 32	$ 21	$ 32
International Growth & Income	$ 310	$ 327	$ 310	$ 0	$ 324	$ 214	$ 320
International Small Cap	$ 23	$ 25	$ 23	$ 0	$ 25	$ 24	$ 24
Japan	$ 107	$ 114	$ 108	$ 0	$ 113	$ 78	$ 111
Japan Smaller Companies	$ 134	$ 142	$ 134	$ 0	$ 141	$ 95	$ 139
Latin America	$ 54	$ 57	$ 54	$ 0	$ 56	$ 39	$ 56
Nordic	$ 24	$ 25	$ 24	$ 0	$ 25	$ 16	$ 25
OverseasD	$ 965	$ 1,017	$ 965	$ 0	$ 1,006	$ 657	$ 995
Pacific Basin	$ 99	$ 105	$ 99	$ 0	$ 103	$ 67	$ 102
Southeast Asia	$ 88	$ 93	$ 88	$ 0	$ 92	$ 62	$ 91
Worldwide	$ 224	$ 236	$ 224	$ 0	$ 233	$ 154	$ 231
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 253,500	$ 261,000	$ 250,500	$ 0	$ 259,500	$ 212,000	$ 261,000
Compensation Table*
AGGREGATE COMPENSATION FROM A FUND	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	Cornelia M. Small *****	William S. Stavropoulos
Aggressive International	$ 120	$ 118	$ 150	$ 121	$ 0	$ 116
Canada	$ 33	$ 33	$ 41	$ 33	$ 0	$ 32
China Region	$ 42	$ 41	$ 52	$ 42	$ 0	$ 40
Diversified InternationalC	$ 2,731	$ 2,687	$ 3,409	$ 2,746	$ 0	$ 2,644
Emerging Markets	$ 96	$ 95	$ 120	$ 97	$ 0	$ 93
Europe	$ 331	$ 326	$ 414	$ 333	$ 0	$ 321
Europe Capital Appreciation	$ 131	$ 129	$ 164	$ 132	$ 0	$ 128
Global Balanced	$ 32	$ 31	$ 40	$ 32	$ 0	$ 31
International Growth & Income	$ 320	$ 314	$ 400	$ 322	$ 0	$ 310
International Small Cap	$ 24	$ 24	$ 30	$ 25	$ 0	$ 23
Japan	$ 111	$ 110	$ 139	$ 112	$ 0	$ 108
Japan Smaller Companies	$ 139	$ 137	$ 174	$ 140	$ 0	$ 134
Latin America	$ 56	$ 55	$ 69	$ 56	$ 0	$ 54
Nordic	$ 25	$ 24	$ 31	$ 25	$ 0	$ 24
OverseasD	$ 995	$ 978	$ 1,243	$ 1,000	$ 0	$ 965
Pacific Basin	$ 102	$ 101	$ 128	$ 103	$ 0	$ 99
Southeast Asia	$ 91	$ 89	$ 113	$ 91	$ 0	$ 88
Worldwide	$ 231	$ 227	$ 288	$ 232	$ 0	$ 224
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 258,000	$ 256,500	$ 324,000	$298,500B	$ 0	$ 253,500

* Edward C. Johnson 3d, Abigail P. Johnson, Laura B. Cronin, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

** Ms. Davis served on the Board of Trustees through December 31, 2003.

*** Effective July 1, 2004, Mr. Dirks serves as a Member of the Advisory Board.

**** During the period from March 1, 2003 through December 31, 2003, Dr. Heilmeier served as a Member of the Advisory Board. Effective January 1, 2004, Dr. Heilmeier serves as a Member of the Board of Trustees.

***** Effective January 1, 2004, Ms. Small serves as a Member of the Advisory Board.

A Information is for the calendar year ended December 31, 2003 for 293 funds of 57 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2003, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $111,000; Ralph F. Cox, $111,000; Phyllis Burke Davis, $111,000; Robert M. Gates, $111,000; Donald J. Kirk, $111,000; Marie L. Knowles, $111,000; Ned C. Lautenbach, $111,000; Marvin L. Mann, $141,000; William O. McCoy, $111,000; and William S. Stavropoulos, $111,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $35,316.47; Ralph F. Cox, $35,316.47; Phyllis Burke Davis, $44,989.93; Ned C. Lautenbach, $44,989.93; and William O. McCoy, $82,489.93.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as a non-interested Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2003, Mr. McCoy voluntarily elected to defer $37,500.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each non-interested Trustee are as follows: J. Michael Cook, $1,668; Ralph F. Cox, $1,668; Phyllis Burke Davis, $1,668; Robert M. Gates, $1,668; Donald J. Kirk, $1,668; Marie L. Knowles, $1,668; Ned C. Lautenbach, $1,668; Marvin L. Mann, $2,119; William O. McCoy, $1,668; and William S. Stavropoulos, $1,668. Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $680; Ralph F. Cox, $680; Phyllis Burke Davis, $680; Ned C. Lautenbach, $680; and William O. McCoy, $680.

D Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each non-interested Trustee are as follows: J. Michael Cook, $607; Ralph F. Cox, $607; Phyllis Burke Davis, $607; Robert M. Gates, $607; Donald J. Kirk, $607; Marie L. Knowles, $607; Ned C. Lautenbach, $607; Marvin L. Mann, $771; William O. McCoy, $607; and William S. Stavropoulos, $607. Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $248; Ralph F. Cox, $248; Phyllis Burke Davis, $248; Ned C. Lautenbach, $248; and William O. McCoy, $248.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

Proposals 3(a) and 3(b) are contingent upon each other; neither proposal will be implemented unless both proposals are approved.

3(a). TO MODIFY THE FUNDAMENTAL INVESTMENT OBJECTIVE OF FIDELITY INTERNATIONAL GROWTH & INCOME FUND TO REMOVE THE INCOME COMPONENT FROM THE OBJECTIVE.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR under the 1940 Act (the Non-Interested Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to modify the fundamental investment objective of Fidelity International Growth & Income Fund to remove the income component of the objective. The Trustees and FMR believe the proposed change is in the best interests of the fund and its shareholders and is important for the fund's long-term performance. If the proposal is approved, the Trustees intend to change the fund's name to "Fidelity International Discovery Fund" and to modify certain of the fund's non-fundamental investment policies (i.e., policies that can be changed without shareholder approval).

Fundamental Investment Objective. The fund's fundamental investment objective currently reads as follows:

The fund "seeks capital growth and current income, consistent with reasonable investment risk."

If the proposal is approved, the fund's fundamental investment objective will read as follows:

The fund "seeks long-term growth of capital."

The purpose of this proposal is to eliminate "current income" from the fund's objective.

Discussion of Proposed Modifications. The Trustees and FMR believe an objective of long-term growth of capital is more appropriate for the fund than its current objective. FMR seeks to maximize returns to shareholders. To do so, the Trustees and FMR believe the fund should be able to invest in international equity securities that FMR expects to produce the highest returns, regardless of whether the securities produce, or are expected to produce, income.

Historically, income has not been a significant component of the fund's returns. The following graph shows the returns of the fund and its benchmark index, the Morgan Stanley Capital InternationalSM  Europe, Australasia, Far East (MSCI® EAFE®) Index, over the one, three, and five years ended March 31, 2004. Capital appreciation, not income, has been largely responsible for the fund's returns over the periods shown.

Fidelity International Growth & Income Fund

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FMR believes investments that present little or no opportunity for income may produce higher returns in foreign markets. In practice, FMR has found that significant income is difficult to obtain in foreign markets without investing in debt securities, such as bonds. While the fund's current investment policies would permit FMR to invest in bonds, FMR believes investing in stocks is more likely to maximize returns to long-term shareholders.

The Board of Trustees, including the Non-Interested Trustees, has concluded that it is in the best interests of the fund and its shareholders to modify the fund's fundamental investment objective as discussed above. If the proposal is approved, the Trustees also will change the fund's name to "Fidelity International Discovery Fund" and modify the fund's investment policies as follows (additional language is underlined and deleted language is [bracketed]):

"FMR normally invests the fund's assets primarily in non-U.S. securities. FMR normally invests [a majority of] the fund's assets primarily in common stocks [with a focus on those that pay current dividends and show potential for capital appreciation. However, FMR may invest the fund's assets in debt securities, including lower-quality debt securities, as well as equity securities that are not currently paying dividends, but offer prospects for future income or capital appreciation]."

As modified, the fund's policies will be consistent with its new objective. Changing the investment policies and name of the fund do not require a shareholder vote. However, both of these changes will only be made if shareholders approve modifying the fund's fundamental investment objective as presented in this proposal.

Conclusion. The Board of Trustees, including the Non-Interested Trustees, has concluded that it is in the best interests of the fund and its shareholders to modify the fundamental investment objective as set forth above, and recommends that shareholders vote FOR the proposal.

Approval of this proposal is contingent upon shareholder approval of Proposal 3(b). If both this proposal and Proposal 3(b) are approved, the fundamental investment objective will be modified on the first day of the month following approval. If both this proposal and Proposal 3(b) are not approved, the fund's current fundamental investment objective will not be changed as disclosed herein.

3(b). TO APPROVE AN AMENDED MANAGEMENT CONTRACT THAT INCLUDES ADDING A PERFORMANCE ADJUSTMENT COMPONENT TO THE MANAGEMENT FEE FOR FIDELITY INTERNATIONAL GROWTH & INCOME FUND.

The Board of Trustees, including all of the Non-Interested Trustees, has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract adds a performance adjustment component (the Performance Adjustment) to the management fee that FMR receives from the fund for managing its investments and business affairs under the fund's existing management contract with FMR (the Present Contract). (For information on FMR, see the section entitled "Activities and Management of FMR" on page 29.)

Current Management Fee. The fund's current management fee is based on an annual percentage of the fund's average net assets (the "Base Rate"), calculated and paid monthly. The current management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate of 0.45%. The total management fee for the fund's fiscal year ended October 31, 2003 (not including the Performance Adjustment discussed below) was 0.7299%.

Proposed Management Fee Amendments. A copy of the proposed Amended Contract, marked to indicate the proposed amendments, is attached as Exhibit I on page 50. Except for the modifications discussed above and for nonmaterial changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract. The Amended Contract would add a Performance Adjustment component to the management fee that would reward FMR by increasing management fees when the fund outperforms its proposed benchmark index, and would penalize FMR by decreasing management fees when the fund underperforms its proposed benchmark index. In addition, if shareholders vote in favor of this proposal the Trustees will have the authority to change the performance adjustment index, going forward, without a shareholder vote. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page 31.

Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval, with the Performance Adjustment taking effect on the twelfth month after commencement of the performance period. The Amended Contract, if approved, will remain in effect through July 31, 2005 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Non-Interested Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 2005, and thereafter only as long as its continuance is approved at least annually as described above.

Addition of a Performance Adjustment. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for bad investment performance. Performance adjustments also serve to align the interests of shareholders with those of the investment adviser. The SEC rules for calculating performance adjustments generally ensure that positive or negative adjustments result from the adviser's management skill and not from random or irrelevant factors. To this end, the SEC rules require that an appropriate benchmark index be used for purposes of calculating a performance adjustment.

If the Amended Contract proposal is approved, FMR intends to use the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, the fund's benchmark index, for calculating the performance adjustment. The MSCI EAFE Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The MSCI EAFE Index is designed to represent the performance of developed stock markets outside the United States and Canada and excludes certain market segments unavailable to U.S. based investors. FMR believes that the MSCI EAFE Index is an appropriate benchmark for the fund because it is representative of the fund's investment universe and is the performance adjustment benchmark currently used by other broadly diversified international equity funds managed by FMR.

The Performance Adjustment, which is calculated monthly, is based on the fund's performance relative to the benchmark index and assets for the most recent 36 months. If the fund were to outperform the MSCI EAFE Index over 36 months, FMR would receive a positive Performance Adjustment, which would increase the management fee paid to FMR. If the fund were to underperform the MSCI EAFE Index, the management fee paid to FMR would be reduced by a negative Performance Adjustment. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the MSCI EAFE Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20% of the average net assets over the 36-month performance period.

Impact of Adding a Performance Adjustment. If the proposal is approved, to prevent unfairness to the fund, the Performance Adjustment will be implemented prospectively. For the first eleven months following shareholder approval there will be no performance adjustment and the fund's management fee will equal the Basic Fee Rate. The Basic Fee Rate is the sum of the Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed Individual Fund Fee Rate of 0.45%. Starting with the twelfth month after shareholder approval, the performance adjustment will take effect and the management fee will be adjusted upward or downward, depending on the Fund's performance relative to its benchmark, the MSCI EAFE Index. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months. The management fee rate will be increased or decreased based on the fund's performance relative to the MSCI EAFE Index.

The impact of the proposed addition of a performance adjustment component to the fund's management fee will depend on the fund's future performance relative to the MSCI EAFE Index. However, the past performance of the MSCI EAFE Index and the fund can be used to show what the impact would have been on management fees for the fiscal year 2003 if the fund had operated under a Performance Adjustment using the MSCI EAFE Index as a benchmark.

During the fiscal year ended October 31, 2003, the fund's Basic Fee Rate was 0.7299%, composed of a Group Fee Rate and an Individual Fund Fee Rate of 0.45%. For the fiscal year ended 2003, if the fund had included a Performance Adjustment component (using the MSCI EAFE Index as its benchmark), the fund's management fee would have been 0.8929%, composed of the Basic Fee Rate and a positive Performance Adjustment of 0.1630%. Thus, the Performance Adjustment would have resulted in a higher aggregate management fee under the Amended Contract, than the amount payable under the Present Contract.

Comparison of Management Fees. The following table compares the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended October 31, 2003 to the management fee the fund would have incurred if the Amended Contract (including the Performance Adjustment) had been in effect during the same period. Management fees are expressed in dollars and as percentages of the fund's average net assets for the period.

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	7,083,647	0.7299	7,083,647	0.7299	0	0.0000
Performance Adjustment	0	0.0000	1,582,206	0.1630	1,582,206	0.1630
Total Management Fee	7,083,647	0.7299	8,665,853	0.8929	1,582,206	0.1630

The next two tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 2003 under the Present Contract and if the Amended Contract (including the Performance Adjustment) had been in effect during the same period.

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the period.

COMPARATIVE EXPENSE TABLE

Annual Fund Operating Expenses (as a percentage of average net assets)

	Present Contract	Amended Contract
Management Fee	0.73%	0.89%
12b-1 Fee	None	None
Other Expenses	0.41%	0.41%
Total Fund Operating Expenses	1.14%	1.30%

A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses presented in the table above would have been 1.11% under the Present Contract and 1.27% under the Amended Contract.

Example: The following table illustrates the expenses on a $10,000 investment applying the fees and expenses stated above, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

	1 Year	3 Years	5 Years	10 Years
Present Contract	$ 116	$ 362	$ 628	$ 1,386
Amended Contract	$ 132	$ 412	$ 713	$ 1,568

The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Matters Considered By The Board

The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets 11 times a year. The Board of Trustees, including the Non-Interested Trustees, believes that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of its meetings. While the full Board of Trustees or the Non-Interested Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees. The Non-Interested Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Non-Interested Trustees.

The proposal to present the Amended Contract to shareholders was considered and approved by the Board of Trustees of the fund, including all of the Non-Interested Trustees, at a meeting on April 15, 2004. The Board of Trustees, including the Non-Interested Trustees, were provided by FMR with materials specifically relating to the Amended Contract and asked questions and requested further information in connection with its consideration of the Amended Contract.

The materials provided included: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees, including the Non-Interested Trustees, considered a number of other factors including: (1) FMR's results and financial condition; (2) arrangements in respect of the distribution of the fund's shares; (3) the procedures employed to determine the value of the fund's assets; (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, the use of "soft" commission dollars to pay for research and brokerage services, and the use of brokerage commissions to pay fund expenses; (5) FMR's management of the relationships with the fund's custodian and subcustodians; (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions; and (7) the nature, cost, and character of non-investment management services provided by FMR and its affiliates.

Additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR; (b) investment performance; (c) the impact of performance adjustments to management fees; (d) the choice of performance indices and benchmarks; (e) the composition of peer groups of funds; (f) transfer agency and bookkeeping fees paid to affiliates of FMR; (g) investment management staffing; (h) the potential for achieving further economies of scale; (i) operating expenses paid to third parties; and (j) the information furnished to investors, including the fund's shareholders.

In considering the Amended Contract, the Board of Trustees, including the Non-Interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees, including the Non-Interested Trustees, in connection with its approval of the Amended Contract include the following:

Benefits to Shareholders. The Board of Trustees, including the Non-Interested Trustees, considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed addition of the Performance Adjustment, the Board of Trustees, including the Non-Interested Trustees, considered the management fee formulas of other comparable funds, the performance of the fund and mutual funds generally relative to the Index, both before and after expenses, including 12b-1 fees, and advantages to investors, including the fund's shareholders, of distributing fund shares through distribution channels that require payment of 12b-1 fees.

Investment Compliance and Performance. The Board of Trustees, including the Non-Interested Trustees, considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices. In particular, the Board of Trustees, including the Non-Interested Trustees, reviewed the performance of the fund as compared to the Proposed Index on a monthly and rolling 36-month performance basis for the three years ended October 31, 2003 and as compared to a Lipper peer group of mutual funds. The Board of Trustees, including the Non-Interested Trustees, also considered the hypothetical impact of adding a Performance Adjustment component to the fund's management fee for the three years ended October 31, 2003.

FMR's Personnel and Methods. The Board of Trustees, including the Non-Interested Trustees, reviews at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Non-Interested Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees, including the Non-Interested Trustees, considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, under both the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees, including the Non-Interested Trustees, also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees, including the Non-Interested Trustees, considered the fund's expense ratio and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees, including the Non-Interested Trustees, considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees, including the Non-Interested Trustees, has concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. It considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. It also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees, including the Non-Interested Trustees, also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

Economies of Scale. The Board of Trustees, including the Non-Interested Trustees, considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees, including the Non-Interested Trustees, has concluded that any potential economies of scale are being shared between fund shareholders and FMR in an appropriate manner.

Other Benefits to FMR. The Board of Trustees, including the Non-Interested Trustees, also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting, and direct shareholder services. It also considered the allocation of fund brokerage to brokers affiliated with FMR, the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds, and benefits to FMR from the use of "soft" commission dollars to pay for research and brokerage services. The Board of Trustees, including the Non-Interested Trustees, also considered the revenues and profitability of FMR's businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees, including the Non-Interested Trustees, considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees, including the Non-Interested Trustees, concluded that the management fee structure as it is proposed to be modified (that is, the addition of the Performance Adjustment) is in the best interest of the fund's shareholders. The Board of Trustees, including the Non-Interested Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.

Approval of this proposal is contingent upon shareholder approval of Proposal 3(a). If this proposal and Proposal 3(a) are approved, the Amended Contract will take effect on the first day of the first month following shareholder approval. If the proposal is not approved, the Current Management Contract will remain unchanged and in effect.

4. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING (EXCEPT FIDELITY INTERNATIONAL SMALL CAP FUND).

Each fund's current fundamental investment limitation concerning lending is as follows:

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."

The Trustees recommend that the shareholders of each fund vote to replace each fund's limitation with the following more modern fundamental investment limitation governing lending (additional language is underlined):

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments."

Discussion of Proposed Modification. The primary purpose of this proposal is to revise each fund's fundamental lending limitation to conform to a more modern limitation that is the standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new fundamental lending limitation cannot be changed without the approval of shareholders.

Adoption of the proposed limitation on lending is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the instruments in which each invests. However, the proposed limitation would clarify that acquisitions of loans, loan participations or other debt instruments are not subject to each fund's 33 1/3% limitation.

If shareholders approve the proposed fundamental investment limitation on lending set forth above, the Board intends to adopt the following non-fundamental limitation:

"The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)"

Loans and other forms of debt instruments are used by issuers to borrow money. Loans may be subject to restrictions on resale. Purchasers of loans and other forms of debt instruments depend primarily upon the creditworthiness of the borrower for payment of interest and principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans, loan participations, and other forms of direct debt instruments involve a risk of loss in case of default or insolvency of the borrower, lending bank, or other intermediary.

When a fund lends a security, it receives in return collateral in an amount at least equal in value to the security loaned. A fund could incur expenses if the borrower defaults on its obligation to return the securities loaned for any reason.

The Trustees may change non-fundamental limitations in response to regulatory, market, legal or other developments without the approval of shareholders.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when the prospectus and/or statement of additional information are revised to reflect it. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity International Growth & Income Fund and advised by FMR is contained in the Table of Average Net Assets and Advisory Fees in Exhibit III beginning on page 58.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; Abigail P. Johnson, President; and Peter S. Lynch, Vice Chairman. Mr. Johnson 3d and Ms. Johnson are also Trustees of the trust. Mr. Lynch is a member of the Advisory Board of the trust. Ms. Johnson, John H. Costello, Christine Reynolds, Peter L. Lydecker, Kimberly H. Montasterio, Francis V. Knox, Jr., Thomas J. Simpson, Timothy F. Hayes, Eric D. Roiter, Stuart Fross, John R. Hebble, Mark Osterheld, Philip L. Bullen, Kevin R. McCarey, William Bower, Ian R. Hart, Richard R. Mace Jr., Penelope A. Dobkin, and Allan Liu are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Thomas J. Simpson, Mark Osterheld and Allan Liu, all of these persons hold or have options to acquire stock or other securities of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d and Ms. Abigail P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

In a transaction during the period November 1, 2003 through May 31, 2004, Edward C. Johnson 3d, acting on behalf of an entity organized for the benefit of his family, redeemed $183,851,688 of FMR Corp. securities for cash.

ACTIVITIES AND MANAGEMENT OF FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments.

Funds with investment objectives similar to Fidelity International Growth & Income Fund for which FMR has entered into a sub-advisory agreement with FMRC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit III beginning on page 58.

The Directors of FMRC are Edward C. Johnson 3d, Chairman of the Board, Abigail P. Johnson, President, and Peter S. Lynch, Vice Chairman. Mr. Johnson 3d is also a Trustee of the trust and of other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and a Director of FMR, FMR Far East and FIMM. In addition, Ms. Johnson is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR and FIMM; and a Director of FMR Corp. Mr. Lynch is also Vice Chairman and a Director of FMR and a member of the Advisory Board of the trust and of other funds advised by FMR. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FMR FAR EAST, AND FIJ

On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East, wholly-owned subsidiaries of FMR formed in 1986. FMR Far East in turn has entered into sub-advisory agreements with FIJ. FIJ, organized in Japan in 1986, is a wholly-owned subsidiary of Fidelity International Limited (FIL), a Bermuda company formed in 1968.

FMR U.K. and FMR Far East provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment adviser. FMR U.K. focuses primarily on companies based in the U.K. and Europe. FMR Far East focuses primarily on companies based in the Far East. FMR U.K. and FMR Far East may also be granted investment management authority as well as the authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to the fund. FIJ provides research and investment recommendations with respect to companies based outside of the United States for funds for which FMR Far East acts as investment adviser. FIJ focuses primarily on Japanese and other Asian companies. FIJ may also be granted investment management authority as well as the authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR Far East believes it would be beneficial to the fund. Funds with investment objectives similar to Fidelity International Growth & Income Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K., FMR Far East and/or FIJ and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit III beginning on page 58.

The Directors of FMR U.K. are Simon Fraser, Chairman of the Board and Chief Executive Officer, and Phillip L. Bullen, President. The Directors of FMR Far East are Edward C. Johnson 3d, Chairman of the Board, and Philip L. Bullen, President. Mr. Johnson 3d is also a Trustee of the trust and other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; a Director and Chairman of the Board of FMR, FIMM and FMRC. Mr. Bullen is also Senior Vice President of FMR and FMRC; Vice President of certain Equity Funds advised by FMR; and Director of Strategic Advisers, Inc. Mr. Fraser is also a Director and President of FIIA; and a Director and Chief Executive Officer of FIIA(U.K.)L. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

The Directors of FIJ are Billy W. Wilder, President, Simon M. Haslam, Yoshito Hirata, Yasuo Kuramoto, Takeshi Okazaki, and Hiroshi Yamashita. Mr. Wilder is also Vice President of FMR Far East. Mr. Haslam is also Director of FIIA. Yasuo Kuramoto is also Vice Chairman of FIJ. The principal business address of each of the Directors is 8-8 Shinkawa, 1-Chome, Chuo-ku, Tokyo 104-0033, Japan.

ACTIVITIES AND MANAGEMENT OF FIIA, FIIA(U.K.)L, AND FIJ

On behalf of each fund, FMR has entered into a sub-advisory agreement with FIIA, a wholly-owned subsidiary of FIL, a Bermuda company formed in 1968. FIIA in turn has entered into sub-advisory agreements with its U.K. subsidiary, FIIA(U.K.)L, and its Japanese subsidiary, FIJ.

The sub-advisers provide research and investment recommendations with respect to companies based outside of the United States. They may also provide investment advisory services. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA(U.K.)L focuses primarily on companies based in the U.K. and Europe. FIJ focuses on companies primarily based in Japan and the Far East. Funds with investment objectives similar to Fidelity International Growth & Income Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FIIA, FIIA(U.K.)L, and/or FIJ and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit III beginning on page 58.

The Directors of FIIA are Simon Fraser, President, Brett Goodin, Michael Gordon, Simon Haslam, David Holland, Frank Mutch, Peter Phillips, and David J. Saul. Mr. Fraser is also Chairman of the Board and Chief Executive Officer of FMR U.K.; and Director and Chief Executive Officer of FIIA(U.K.)L. Mr. Haslam is also Director of FIJ. Mr. Holland is also Vice President of FIIA. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

The Directors of FIIA(U.K.)L are Simon Fraser, Chief Executive Officer, Ann Stack, Andrew Steward, and Richard Wane. Mr. Steward is also Chief Financial Officer of FIIA. The principal business address of each of the Directors is Beech Gate, Millfield Lane, Lower Kingswood, Tadworth, Surrey, England KT20 6RP.

PRESENT MANAGEMENT CONTRACT
FOR FIDELITY INTERNATIONAL GROWTH & INCOME FUND

Fidelity International Growth & Income Fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in Proposals 3a and 3b.

FMR is Fidelity International Growth & Income Fund's manager pursuant to a management contract dated April 1, 2001, which was approved by shareholders on March 14, 2001. Such approval included a reduction in the management fees payable by the fund to FMR and, subject to the requirements of the 1940 Act, granted FMR and the trust, on behalf of the fund, the ability to amend the management contract without shareholder approval.

For the services of FMR under the management contract, Fidelity International Growth & Income Fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.5200%	$ 1 billion	.5200%
3 - 6.4900		50.3823
6 - 9.4600		100.3512
9 - 12.4300		150.3371
12 - 15.4000		200.3284
15 - 18.3850		250.3219
18 - 21.3700		300.3163
21 - 24.3600		350.3113
24 - 30.3500		400.3067
30 - 36.3450		450.3024
36 - 42.3400		500.2982
42 - 48.3350		550.2942
48 - 66.3250		600.2904
66 - 84.3200		650.2870
84 - 102.3150		700.2838
102 - 138.3100		750.2809
138 - 174.3050		800.2782
174 - 210.3000		850.2756
210 - 246.2950		900.2732
246 - 282.2900		950.2710
282 - 318.2850		1,000.2689
318 - 354.2800		1,050.2669
354 - 390.2750		1,100.2649
390 - 426.2700		1,150.2631
426 - 462.2650		1,200.2614
462 - 498.2600		1,250.2597
498 - 534.2550		1,300.2581
534 - 587.2500		1,350.2566
587 - 646.2463		1,400.2551
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over - 1,260.2167

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $788 billion of group net assets - the approximate level for October 31, 2003 - was 0.2788%, which is the weighted average of the respective fee rates for each level of group net assets up to $788 billion.

The individual fund fee rate for Fidelity International Growth & Income Fund is 0.45%. Based on the average group net assets of the funds advised by FMR for October 31, 2003, Fidelity International Growth & Income Fund's annual management fee rate was calculated to be 0.7288%.

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

During the fiscal year ended October 31, 2003, Fidelity International Growth & Income Fund paid FMR management fees of $7,083,647. This fee was equivalent to 0.73% of the average net assets of the fund.

FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

FDC received no payments from Fidelity International Growth & Income Fund pursuant to a Distribution and Service Plan under Rule 12b-1. The Plan does not authorize payments by the fund other than those that are to be made to FMR under its management contract.

In addition to the management fee payable to FMR, Fidelity International Growth & Income Fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although Fidelity International Growth & Income Fund's current management contract provides that the fund will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of the fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Fidelity International Growth & Income Fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by Fidelity International Growth & Income Fund for fiscal year ended October 31, 2003 amounted to $3,470,275.

FSC also received fees for administering the fund's securities lending program. Securities lending costs are based on the number and duration of individual securities loans. Securities lending costs for fiscal year ended October 31, 2003 were $11,523.

SUB-ADVISORY AGREEMENTS
FOR INTERNATIONAL GROWTH & INCOME FUND

FMRC. On July 7, 1999, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of Fidelity International Growth & Income Fund, a sub-advisory agreement between FMR and FMRC effective January 1, 2001. Pursuant to the sub-advisory agreement, FMRC has day-to-day responsibility for choosing investments for the fund.

Under the terms of the sub-advisory agreement for Fidelity International Growth & Income Fund, FMR pays FMRC fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

For the fiscal year ended October 31, 2003, FMR paid FMRC, on behalf of Fidelity International Growth & Income Fund, a fee of $3,538,441.

FIIA, FIIA(U.K.)L, and FIJ. On July 17, 2003, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of Fidelity International Growth & Income Fund, a master international research agreement between FMR and FIIA effective July 1, 2003, and sub-research agreements between FIIA and FIIA(U.K.)L and FIJ effective July 1, 2003. Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States.

Under the terms of the master international research agreement, FMR pays FIIA an amount based on the fund's international net assets relative to the international assets of other registered investment companies with which FMR has management contracts. Under the terms of the sub-research agreements, FIIA pays FIIA(U.K.)L and FIJ an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

For providing investment advice and research services pursuant to the research agreements, fees paid to FIIA, FIIA(U.K.)L, and FIJ on behalf of Fidelity International Growth & Income Fund for the fiscal year ended October 31, 2003 are shown in the table below.

	FIIA	FIIA(U.K.)L	FIJ
Fidelity International Growth & Income Fund	$ 328,422	$ 0	$ 0

FMR U.K., FMR Far East, FIIA, FIIA(U.K.)L, and FIJ. On behalf of Fidelity International Growth & Income Fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L and FIJ. On behalf of Fidelity International Growth & Income Fund, FMR Far East has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services), and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services).

On July 19, 2001, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of Fidelity International Growth & Income Fund, amending and restating the fund's research agreement between FMR Far East and FIJ as a sub-advisory agreement between FMR Far East and FIJ effective August 1, 2003. Pursuant to the amended and restated sub-advisory agreement, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services), and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services).

On March 14, 2001, shareholders of Fidelity International Growth & Income Fund approved amended sub-advisory agreements between FMR and FMR U.K.; FMR and FMR Far East; FMR and FIIA; FIIA and FIIA(U.K.)L; and FIIA and FIJ. Such approval granted FMR, each applicable sub-adviser, and the trust, on behalf of the fund, the ability to amend the sub-advisory agreements without shareholder vote, subject to the requirements of the 1940 Act.

For providing non-discretionary investment advice and research services, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
  FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
  FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
  FIIA pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services.
  FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services to FMR Far East.

For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FMR pays FIIA a fee equal to 57% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FIIA pays FIIA(U.K.)L a fee equal to a percentage of the fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.)L on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.)L on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.)L (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the following graduated fee rate schedule.
Average Group Assets			Annualized Fee Rate
from $0	-	$500 million	0.30%
$500 million	-	$1 billion	0.25%
over		$1 billion	0.20%

FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

  FIIA pays FIJ a fee equal to a percentage of the fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the following graduated fee rate schedule.
Average Group Assets			Annualized Fee Rate
from $0	-	$200 million	0.30%
$200 million	-	$500 million	0.25%
over		$500 million	0.20%

FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

  FMR Far East pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advisory and order execution services for a fund to FMR Far East.

For providing non-discretionary investment advice and research services, fees paid to FMR U.K., FMR Far East, and FIJ for the fiscal year ended October 31, 2003 are shown in the following table.

	FMR U.K.	FMR Far East	Fees Paid by FMR Far East to FIJ
Fidelity International Growth & Income Fund	$ 466,539	$ 445,600	$ 257,837

For discretionary investment management and execution of portfolio transactions, fees paid to FIIA, FMR Far East, and FIJ for the fiscal year ended October 31, 2003 are shown in the following table.

	FMR Far East	FIIA	FIJ
Fidelity International Growth & Income Fund	$ 2,758	$ 0	$ 0

PORTFOLIO TRANSACTIONS
FOR FIDELITY INTERNATIONAL GROWTH & INCOME FUND

All orders for the purchase or sale of portfolio securities are placed on behalf of Fidelity International Growth & Income Fund by FMR pursuant to authority contained in the management contract.

FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR may place trades with certain brokers, including NFS, with which FMR is under common control, provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not allocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars." FMR trades with its affiliated brokers on an execution-only basis.

During the fiscal year ended October 31, 2003, Fidelity International Growth & Income Fund paid brokerage commissions of $355 to NFS. During the fiscal year ended October 31, 2003, this amounted to approximately 0.02% of the aggregate brokerage commissions paid by the fund to NFS.

ADVISORY BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUNDS

Peter S. Lynch, Dennis J. Dirks, and Cornelia M. Small are Members of the Advisory Board of Fidelity Investment Trust. The executive officers of the funds include: Ms. Johnson, Philip L. Bullen, Kevin R. McCarey, William Bower, Ian R. Hart, Richard R. Mace Jr., Penelope A. Dobkin, Allan Liu, Eric D. Roiter, Stuart Fross, Christine Reynolds, Timothy F. Hayes, John R. Hebble, Kimberley H. Monasterio, John H. Costello, Francis V. Knox, Jr., Peter L. Lydecker, Mark Osterheld, and Thomas J. Simpson. Additional information about Ms. Johnson, Mr. Dirks, and Ms. Small can be found in Proposal 2. Additional information about the Members of the Advisory Board and other executive officers of the funds can be found in the following table.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109. Correspondence intended for Mr. Dirks and Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001 or 2002

Vice President of Fidelity Aggressive International Fund (2001), Fidelity Canada Fund (2001), Fidelity China Region Fund (2001), Fidelity Diversified International Fund (2001), Fidelity Emerging Markets Fund (2001), Fidelity Europe Fund (2001), Fidelity Europe Capital Appreciation Fund (2001), Fidelity Global Balanced Fund (2001), Fidelity International Growth & Income Fund (2001), Fidelity International Small Cap Fund (2002), Fidelity Japan Fund (2001), Fidelity Japan Smaller Companies Fund (2001), Fidelity Latin America Fund (2001), Fidelity Nordic Fund (2001), Fidelity Overseas Fund (2001), Fidelity Pacific Basin Fund (2001), Fidelity Southeast Asia Fund (2001), and Fidelity Worldwide Fund (2001). Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Ian R. Hart (36)

Year of Election or Appointment: 2001

Vice President of Fidelity Europe Capital Appreciation Fund. Prior to his current responsibilities, Mr. Hart served as as an equity analyst covering international securities for FMR.

Allan Liu (43)
Year of Election or Appointment: 1995 Vice President of Fidelity Southeast Asia Fund. Prior to his current responsibilities, Mr. Liu managed a variety of Fidelity funds.
Penelope A. Dobkin (49)
Year of Election or Appointment: 2001 Vice President of Fidelity International Growth & Income Fund. Prior to assuming her current responsibilities, Ms. Dobkin managed a variety of Fidelity funds.
Kevin R. McCarey (44)

Year of Election or Appointment: 1999

Vice President of Fidelity Aggressive International Fund. Mr. McCarey is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. McCarey managed a variety of Fidelity funds.

Richard R. Mace, Jr. (42)

Year of Election or Appointment: 1996 or 2001

Vice President of Fidelity Global Balanced Fund (1996), Fidelity Overseas Fund (1996), and Fidelity Worldwide Fund (2001). Mr. Mace is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mace managed a variety of Fidelity funds.

William Bower (37)

Year of Election or Appointment: 2001

Vice President of Fidelity Diversified International Fund. Mr. Bower is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Bower served as an analyst and manager of a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998 or 2002

Secretary of Fidelity Aggressive International Fund (1998), Fidelity Canada Fund (1998), Fidelity China Region Fund (1998), Fidelity Diversified International Fund (1998), Fidelity Emerging Markets Fund (1998), Fidelity Europe Fund (1998), Fidelity Europe Capital Appreciation Fund (1998), Fidelity Global Balanced Fund (1998), Fidelity International Growth & Income Fund (1998), Fidelity International Small Cap Fund (2002), Fidelity Japan Fund (1998), Fidelity Japan Smaller Companies Fund (1998), Fidelity Latin America Fund (1998), Fidelity Nordic Fund (1998), Fidelity Overseas Fund (1998), Fidelity Pacific Basin Fund (1998), Fidelity Southeast Asia Fund (1998), and Fidelity Worldwide Fund (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)

Year of Election or Appointment: 2003

Assistant Secretary of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity International Small Cap Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity International Small Cap Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity International Small Cap Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity International Small Cap Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity International Small Cap Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)

Year of Election or Appointment: 1986, 1987, 1990, 1991, 1992, 1993, 1994, 1995 or 2002

Assistant Treasurer of Fidelity Aggressive International Fund (1994), Fidelity Canada Fund (1987), Fidelity China Region Fund (1995), Fidelity Diversified International Fund (1991), Fidelity Emerging Markets Fund (1990), Fidelity Europe Fund (1986), Fidelity Europe Capital Appreciation Fund (1993), Fidelity Global Balanced Fund (1993), Fidelity International Growth & Income Fund (1986), Fidelity International Small Cap Fund (2002), Fidelity Japan Fund (1992), Fidelity Japan Smaller Companies Fund (1995), Fidelity Latin America Fund (1993), Fidelity Nordic Fund (1995), Fidelity Overseas Fund (1986), Fidelity Pacific Basin Fund (1986), Fidelity Southeast Asia Fund (1993), and Fidelity Worldwide Fund (1990). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity International Small Cap Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity International Small Cap Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity International Small Cap Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (46)

Year of Election or Appointment: 2000 or 2002

Assistant Treasurer of Fidelity Aggressive International Fund (2000), Fidelity Canada Fund (2000), Fidelity China Region Fund (2000), Fidelity Diversified International Fund (2000), Fidelity Emerging Markets Fund (2000), Fidelity Europe Fund (2000), Fidelity Europe Capital Appreciation Fund (2000), Fidelity Global Balanced Fund (2000), Fidelity International Growth & Income Fund (2000), Fidelity International Small Cap Fund (2002), Fidelity Japan Fund (2000), Fidelity Japan Smaller Companies Fund (2000), Fidelity Latin America Fund (2000), Fidelity Nordic Fund (2000), Fidelity Overseas Fund (2000), Fidelity Pacific Basin Fund (2000), Fidelity Southeast Asia Fund (2000), and Fidelity Worldwide Fund (2000). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Correspondence intended for each non-interested (independent) Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The fund does not hold annual meetings and therefore does not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 10 standing committees.

The Operations Committee is composed of all of the non-interested Trustees, with Mr. Mann currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the non-interested Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding transfer agent and other service agreements, insurance coverage, and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically in the scope of the charters of the Audit Committee or Fund Oversight Committees and considers other operating matters not specifically within the scope of oversight of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended October 31, 2003, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the non-interested Trustees, with Mr. Mann serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair, in conjunction with meetings of the Board of Trustees. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended October 31, 2003, the committee held five meetings.

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chair), Kirk, and Stavropoulos), the Fixed-Income and International Committee (composed of Messrs. Cook (Chair) and Cox, and Ms. Knowles), and the Select and Special Committee (composed of Messrs. McCoy (Chair), Gates, and Heilmeier). Each committee normally meets monthly (except August) or more frequently as called by the Chair of the respective committee. Each committee oversees investment advisory services provided by FMR to the relevant funds and develops an understanding of and monitors the investment objectives, policies, and practices of the relevant Fidelity funds. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters and the personnel and other resources devoted to the management of each fund. The Fixed-Income and International Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Special Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The non-interested Trustees of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the non-interested Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to December 2003, the Fixed-Income and International Committee was known as the Fixed-Income/International Committee, and the Select and Special Committee was known as the Select Committee. During the fiscal year ended October 31, 2003, the Equity Committee held 10 meetings, the Fixed-Income and International Committee held 11 meetings, and the Select and Special Committee held 10 meetings.

The Board of Trustees established in December 2003 two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chair), Cook, and McCoy) and the Fixed-Income Contract Committee (composed of Messrs. Cook (Chair) and Cox, and Ms. Knowles). Each committee ordinarily meets monthly during the first six months of each year and more frequently as necessary to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Board of Trustees in its consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, "investment advisers") and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, levels, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the profitability and other benefits that the investment advisers and their respective affiliates derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of non-interested Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended October 31, 2003, each Fund Contract Committee held no meetings.

The Shareholder Services, Brokerage, and Distribution Committee is composed of Messrs. Cox (Chair), Cook, Heilmeier, Lautenbach, and Stavropoulos. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees, custody fees, and direct fees to investors (other than sales loads), such as small account and exchange fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services and fees. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution and commissions paid to firms supplying research and brokerage services or paying fund expenses. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions, and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees. The committee also oversees and receives reports on the preparation and use of advertisements and sales literature for the Fidelity funds. Prior to January 2003, the Shareholder Services, Brokerage, and Distribution Committee was broken out into three separate committees: the Committee on Service Fees and the Committee on Distribution Channels, both of which conferred periodically and met at least annually, and the Brokerage Committee, which normally met four times a year, or more often as required, in conjunction with meetings of the Board of Trustees. During the fiscal year ended October 31, 2003, the Shareholder Services, Brokerage, and Distribution Committee held seven meetings, the Committee on Service Fees held one meeting, the Committee on Distribution Channels held no meetings, and the Brokerage Committee held one meeting.

The Audit Committee is composed of Ms. Knowles (Chair) and Messrs. Gates, Kirk, and McCoy. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity, and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers' internal controls over financial reporting. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect of each Fidelity fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the Fidelity funds, and anti-money laundering requirements. During the fiscal year ended October 31, 2003, the committee held 11 meetings.

The Governance and Nominating Committee is composed of Messrs. Mann (Chair), Cox, and Gates, each of whom is not an "interested person" (as defined in the 1940 Act). The committee has two charters: one addressing fund governance and Board administrative matters and one addressing the nomination for the appointment or election of non-interested Trustees. The committee meets as called by the Chair. The committee also recommends the establishment of committees (including ad hoc and standing committees). A current copy of the Governance and Nominating Committee Charter With Respect to Nominations of Independent Trustees is available on Fidelity's website (www.fidelity.com) and is attached as Exhibit II to this proxy statement. The committee is also responsible for other fund governance and board administration matters. With respect to fund governance and board administration matters, the committee periodically reviews procedures and policies of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of non-interested Trustees. It acts as the administrative committee under the retirement plan for non-interested Trustees who retired prior to December 30, 1996 and under the fee deferral plan for non-interested Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the non-interested Trustees. On behalf of the non-interested Trustees, the committee will make such findings and determinations as to the independence of counsel for the non-interested Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to non-interested Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the non-interested Trustees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with non-interested Trustees at least once a year to discuss the Statement of Policies and other matters relating to fund governance. The committee also oversees the annual self-evaluation of the non-interested Trustees. The committee makes nominations for the election or appointment of non-interested Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee will have sole authority to retain and terminate any search firm used to identify non-interested Trustee candidates, including sole authority to approve such firm's fees and other retention terms. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a non-interested Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with non-interested Trustees. If the committee retains a search firm, the Chair will forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting non-interested Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an "interested person" of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective non-interested Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a non-interested Trustee. During the fiscal year ended October 31, 2003, the committee held nine meetings.

INDEPENDENT ACCOUNTANTS

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent accountant for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund. The firm of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities"), has been selected as independent accountant for Fidelity Aggressive International Fund, Fidelity Diversified International Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Small Cap Fund, and Fidelity Worldwide Fund. PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No. 1 (ISB No.1), have confirmed to the trust's Audit Committee that they are the independent accountants with respect to the funds.

The independent accountant examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity International Small Cap Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with ISB No.1, regarding their independence from the funds and their related entities.

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Audit Fees. For each of the fiscal years ended October 31, 2003 and October 31, 2002, the aggregate Audit Fees billed by PwC or Deloitte Entities for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for each fund and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2003A	2002A,B
Fidelity Aggressive International Fund	$ 41,000	$ 23,000
Fidelity Canada Fund	$ 51,000	$ 36,000
Fidelity China Region Fund	$ 48,000	$ 33,000
Fidelity Diversified International Fund	$ 53,000	$ 29,000
Fidelity Emerging Markets Fund	$ 62,000	$ 46,000
Fidelity Europe Fund	$ 58,000	$ 43,000
Fidelity Europe Capital Appreciation Fund	$ 45,000	$ 29,000
Fidelity Global Balanced Fund	$ 63,000	$ 46,000
Fidelity International Growth & Income Fund	$ 59,000	$ 43,000
Fidelity International Small Cap Fund	$ 35,000	$ 16,000
Fidelity Japan Fund	$ 52,000	$ 36,000
Fidelity Japan Smaller Companies Fund	$ 46,000	$ 31,000
Fidelity Latin America Fund	$ 68,000	$ 51,000
Fidelity Nordic Fund	$ 44,000	$ 29,000
Fidelity Overseas Fund	$ 84,000	$ 67,000
Fidelity Pacific Basin Fund	$ 52,000	$ 36,000
Fidelity Southeast Asia Fund	$ 68,000	$ 51,000
Fidelity Worldwide Fund	$ 45,000	$ 29,000
All funds in the Fidelity Group audited by PwC	$ 10,500,000	$ 7,900,000
All funds in the Fidelity Group audited by Deloitte Entities	$ 4,200,000	$ 1,900,000

A Aggregate amounts may reflect rounding.

B Fidelity International Small Cap Fund commenced operations on September 18, 2002.

Audit-Related Fees. In each of the fiscal years ended October 31, 2003 and October 31, 2002, the aggregate Audit-Related Fees billed by PwC or Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2003A,B	2002A,B,C
Fidelity Aggressive International Fund	$ 0	$ 0
Fidelity Canada Fund	$ 0	$ 0
Fidelity China Region Fund	$ 0	$ 0
Fidelity Diversified International Fund	$ 0	$ 0
Fidelity Emerging Markets Fund	$ 0	$ 0
Fidelity Europe Fund	$ 0	$ 0
Fidelity Europe Capital Appreciation Fund	$ 0	$ 0
Fidelity Global Balanced Fund	$ 0	$ 0
Fidelity International Growth & Income Fund	$ 0	$ 0
Fidelity International Small Cap Fund	$ 0	$ 0
Fidelity Japan Fund	$ 0	$ 0
Fidelity Japan Smaller Companies Fund	$ 0	$ 0
Fidelity Latin America Fund	$ 0	$ 0
Fidelity Nordic Fund	$ 0	$ 0
Fidelity Overseas Fund	$ 0	$ 0
Fidelity Pacific Basin Fund	$ 0	$ 0
Fidelity Southeast Asia Fund	$ 0	$ 0
Fidelity Worldwide Fund	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C Fidelity International Small Cap Fund commenced operations on September 18, 2002.

In each of the fiscal years ended October 31, 2003 and October 31, 2002, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2003A,B	2002A,B,C
PwC	$ 50,000	$ 0
Deloitte Entities	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C May include amounts billed prior to Fidelity International Small Cap Fund's commencement of operations.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent accountant. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2003 and October 31, 2002 on behalf of each fund.


There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2003 and October 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees. In each of the fiscal years ended October 31, 2003 and October 31, 2002, the aggregate Tax Fees billed by PwC or Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2003A,B	2002A,B,C
Fidelity Aggressive International Fund	$ 3,600	$ 3,100
Fidelity Canada Fund	$ 3,700	$ 3,400
Fidelity China Region Fund	$ 3,700	$ 3,400
Fidelity Diversified International Fund	$ 3,800	$ 3,400
Fidelity Emerging Markets Fund	$ 3,700	$ 3,400
Fidelity Europe Fund	$ 3,700	$ 3,400
Fidelity Europe Capital Appreciation Fund	$ 3,800	$ 3,400
Fidelity Global Balanced Fund	$ 3,700	$ 3,400
Fidelity International Growth & Income Fund	$ 3,700	$ 3,400
Fidelity International Small Cap Fund	$ 3,300	$ 1,900
Fidelity Japan Fund	$ 3,700	$ 3,400
Fidelity Japan Smaller Companies Fund	$ 3,700	$ 3,400
Fidelity Latin America Fund	$ 3,700	$ 3,400
Fidelity Nordic Fund	$ 3,700	$ 3,400
Fidelity Overseas Fund	$ 3,700	$ 3,400
Fidelity Pacific Basin Fund	$ 3,700	$ 3,400
Fidelity Southeast Asia Fund	$ 3,700	$ 3,400
Fidelity Worldwide Fund	$ 3,800	$ 3,400

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C Fidelity International Small Cap Fund commenced operations on September 18, 2002.

In each of the fiscal years ended October 31, 2003 and October 31, 2002, the aggregate Tax Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2003A,B	2002A,B,C
PwC	$ 0	$ 0
Deloitte Entities	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C May include amounts billed prior to Fidelity International Small Cap Fund's commencement of operations.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2003 and October 31, 2002 on behalf of each fund.


There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2003 and October 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees. In each of the fiscal years ended October 31, 2003 and October 31, 2002, the aggregate Other Fees billed by PwC or Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2003A,B	2002A,B,C
Fidelity Aggressive International Fund	$ 0	$ 0
Fidelity Canada Fund	$ 1,400	$ 1,100
Fidelity China Region Fund	$ 1,500	$ 1,100
Fidelity Diversified International Fund	$ 0	$ 0
Fidelity Emerging Markets Fund	$ 1,600	$ 1,200
Fidelity Europe Fund	$ 2,400	$ 1,900
Fidelity Europe Capital Appreciation Fund	$ 0	$ 0
Fidelity Global Balanced Fund	$ 1,400	$ 1,100
Fidelity International Growth & Income Fund	$ 2,300	$ 1,700
Fidelity International Small Cap Fund	$ 0	$ 0
Fidelity Japan Fund	$ 1,700	$ 1,300
Fidelity Japan Smaller Companies Fund	$ 1,700	$ 1,300
Fidelity Latin America Fund	$ 1,500	$ 1,200
Fidelity Nordic Fund	$ 1,400	$ 1,100
Fidelity Overseas Fund	$ 4,400	$ 3,700
Fidelity Pacific Basin Fund	$ 1,700	$ 1,300
Fidelity Southeast Asia Fund	$ 1,600	$ 1,200
Fidelity Worldwide Fund	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C Fidelity International Small Cap Fund commenced operations on September 18, 2002.

In each of the fiscal years ended October 31, 2003 and October 31, 2002, the aggregate Other Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2003A,B	2002A,B,C
PwC	$ 300,000	$ 0
Deloitte Entities	$ 130,000	$ 750,000

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C May include amounts billed prior to Fidelity International Small Cap Fund's commencement of operations.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2003 and October 31, 2002 on behalf of each fund.


There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2003 and October 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

For the fiscal years ended October 31, 2003 and October 31, 2002, the aggregate fees billed by PwC of $2,100,000A,B and $1,750,000A,B and Deloitte Entities of $1,050,000A,B and $2,000,000A,B, respectively, for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

Billed By	2003A,B	2003A,B,C	2002A,B	2002A,B,C
	Covered Services	Non-Covered Services	Covered Services	Non-Covered Services
PwC	$ 450,000	$ 1,650,000	$ 100,000	$ 1,650,000
Deloitte Entities	$ 150,000	$ 900,000	$ 750,000	$ 1,250,000

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C May include amounts billed prior to Fidelity International Small Cap Fund's commencement of operations.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, (for all funds except Fidelity Advisor International Small Cap Fund), or Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, (for Fidelity Advisor International Small Cap Fund), whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT I

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY INVESTMENT TRUST:
[FIDELITY INTERNATIONAL GROWTH & INCOME FUND]
FIDELITY INTERNATIONAL DISCOVERY FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of this [1st] __ day of [April, 2001,] _______, 2004, by and between Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of [Fidelity International Growth & Income Fund] Fidelity International Discovery Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated April 1, 2001, [October 1, 1997] to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Advis[o]er, take effect on _____ ,__, 2004 [April 1, 2001].

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a [Group Fee and an Individual Fund Fee] Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than an appropriate index (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

[(a)] (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
[O]over 1,260.2167

[(b)](ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.45%.

[The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate.] (b) Basic Fee. One-twelfth of the [Annual Management Fee Rate] Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

 (c) Performance Adjustment Rate: Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest .01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

The performance period will commence with the effective date of this contract. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.

(e) The Index shall be the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index") as provided in this sub-paragraph. For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the Successor Index shall become the Index for purposes of calculating the Performance Adjustment.

(f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

[(c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.]

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) [a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage] its proportionate share of insurance premiums; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, 2005 [2001], and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent[,] subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Commission.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT II

GOVERNANCE AND NOMINATING COMMITTEE CHARTER
WITH RESPECT TO NOMINATIONS OF INDEPENDENT TRUSTEES

This charter relates to the responsibilities of the Governance and Nominating Committee in connection with the nomination of Independent Trustees.

The Governance and Nominating Committee will consist solely of Independent Trustees. The Chair of the Independent Trustees will be the Chair of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee. The Committee will meet as called by the Chair. A quorum will include at least two Independent Trustees.

The Committee will make nominations for the appointment or election of Independent Trustees in accordance with the Independent Trustee's Statement of Policy on Criteria for Selecting Independent Trustees ("Statement of Policy") (attached as Appendix A). The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be "disinterested" in terms of both the letter and spirit of the Investment Company Act. The Committee will also make nominations for the appointment of any non-management member of any Advisory Board.

The Committee will periodically review the Statement of Policy, which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Governance and Nominating Committee.

The Committee will have sole authority to retain and terminate any search firm used to identify Independent Trustee candidates, including sole authority to approve such firm's fees and other retention terms.

The Committee will consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chairman of the Committee in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity Funds. If the Committee retains a search firm, the Chairman will forward all such submissions to the search firm for evaluation.

APPENDIX A

December 2003

STATEMENT OF POLICY ON CRITERIA
FOR SELECTING INDEPENDENT TRUSTEES

The Governance and Nominating Committee of the Board of Trustees of the Fidelity Funds has adopted this Statement of Policy to memorialize its views as to the appropriate criteria for selecting Independent Trustees of the Funds. This Statement has been prepared in connection with filling vacancies among the Independent Trustees that are expected to arise through the end of 2004.

The Governance and Nominating Committee expects that all candidates will have the following characteristics:

  Unquestioned personal integrity is a given.
  The candidate may not be an "interested person" of FMR or its affiliates within the meaning of the Investment Company Act of 1940.
  The candidate should have no material relationship that could create an appearance of lack of independence in respect of FMR and its affiliates. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others).
  The candidate needs the disposition to act independently in fact in respect of FMR and its affiliates and others in order to protect the interests of the Funds and all shareholders. It is expected that Independent Trustees will play an active and, if necessary, an adversarial role in pursuing the best interests of the Funds and shareholders.
  The candidate needs to be able to attend 11 meetings per year. The effect of this requirement is to limit the number of other boards on which a candidate can participate and other commitments.
  The candidate needs to have demonstrated sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues.
  The candidate should have sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity Funds.
  Candidates should have experience on corporate or other institutional oversight bodies having similar responsibilities. This helps assure that they have other exposure to current governance issues and business practices. Candidates should not, however, have board memberships or other relationships that could result in business or regulatory conflicts with the Fidelity Mutual Funds.
  The candidate needs the capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity Funds' complex regulatory, operational and marketing setting.

The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

The following characteristics are desirable, but not mandatory:

  The candidate should have the ability to serve seven or more years before reaching mandatory retirement age.
  The candidate should have diversity of interests evidenced by participation in community, charitable or other similar activities.

The following are desirable characteristics of the Independent Trustees as a group:

  The Independent Trustees will generally be drawn from the ranks of respected and accomplished senior business leaders.
  The Independent Trustees will strive to achieve diversity in terms of gender, race and geographic location.
  The Independent Trustees as a whole should reflect a diversity of business experience. At least one Independent Trustee will be a "audit committee financial expert," as such term is defined by the SEC. The Governance and Nominating Committee will strive to achieve a balance of experience of Independent Trustees in respect of industries, management roles and other experience. For each candidate, the Committee will evaluate specific experience in light of the makeup of the current board.

EXHIBIT III

Funds Advised by FMR - Table of Average Net Assets and Advisory Fees

The following table shows the average net assets and advisory fees for each growth fund as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR
Discovery (c)(d)	6/30/03	$ 677.1	0.82%
Fidelity Fifty® (c)(d)	6/30/03	721.8	0.73
Advisor Biotechnology: (b)(c)(d)
 Class A	7/31/03	5.3	0.58
 Class T	7/31/03	7.6	0.58
 Class B	7/31/03	11.2	0.58
 Class C	7/31/03	8.0	0.58
 Institutional Class	7/31/03	0.8	0.58
Advisor Consumer Industries: (b)(c)(d)
 Class A	7/31/03	8.0	0.58
 Class T	7/31/03	12.9	0.58
 Class B	7/31/03	14.6	0.58
 Class C	7/31/03	6.4	0.58
 Institutional Class	7/31/03	0.7	0.58
Advisor Cyclical Industries: (b)(c)(d)
 Class A	7/31/03	3.5	0.58
 Class T	7/31/03	5.4	0.58
 Class B	7/31/03	8.4	0.58
 Class C	7/31/03	4.8	0.58
 Institutional Class	7/31/03	1.6	0.58
Advisor Developing Communications: (b)(c)(d)
 Class A	7/31/03	0.6	0.58
 Class T	7/31/03	1.1	0.58
 Class B	7/31/03	1.3	0.58
 Class C	7/31/03	0.8	0.58
 Institutional Class	7/31/03	0.1	0.58
Advisor Electronics: (b)(c)(d)
 Class A	7/31/03	$ 5.1	0.58%
 Class T	7/31/03	10.8	0.58
 Class B	7/31/03	7.5	0.58
 Class C	7/31/03	9.9	0.58
 Institutional Class	7/31/03	0.5	0.58
Advisor Financial Services: (c)(d)
 Class A	7/31/03	55.0	0.58
 Class T	7/31/03	151.4	0.58
 Class B	7/31/03	185.7	0.58
 Class C	7/31/03	94.9	0.58
 Institutional Class	7/31/03	13.6	0.58
Advisor Health Care: (c)(d)
 Class A	7/31/03	101.8	0.58
 Class T	7/31/03	258.8	0.58
 Class B	7/31/03	314.2	0.58
 Class C	7/31/03	150.2	0.58
 Institutional Class	7/31/03	26.7	0.58
Advisor Natural Resources: (c)(d)
 Class A	7/31/03	22.5	0.58
 Class T	7/31/03	160.8	0.58
 Class B	7/31/03	52.4	0.58
 Class C	7/31/03	22.6	0.58
 Institutional Class	7/31/03	4.3	0.58
Advisor Technology: (c)(d)
 Class A	7/31/03	101.8	0.58
 Class T	7/31/03	304.7	0.58
 Class B	7/31/03	333.1	0.58
 Class C	7/31/03	101.8	0.58
 Institutional Class	7/31/03	9.8	0.58
Advisor Telecommunications & Utilities Growth: (c)(d)
 Class A	7/31/03	$ 21.3	0.58%
 Class T	7/31/03	54.8	0.58
 Class B	7/31/03	85.6	0.58
 Class C	7/31/03	38.0	0.58
 Institutional Class	7/31/03	2.7	0.58
Blue Chip Growth (c)(d)	7/31/03	17,438.7	0.40
Blue Chip Value (c)(d)(g)	7/31/03	12.2	0.00(a)(i)
Dividend Growth (c)(d)	7/31/03	13,754.3	0.77
Leveraged Company Stock (c)(d)	7/31/03	215.0	0.63
Low-Priced Stock (c)(d)	7/31/03	15,593.3	0.77
OTC Portfolio (c)(d)	7/31/03	6,054.7	0.86
Export and Multinational (c)(d)	8/31/03	716.0	0.58
Destiny® I (c)(d)
 Class O	9/30/03	2,988.7	0.45
 Class N	9/30/03	21.7	0.45
Destiny II: (c)(d)
 Class O	9/30/03	4,359.4	0.58
 Class N	9/30/03	103.9	0.58
Advisor Diversified International: (c)(f)(g)
 Class A	10/31/03	99.8	0.72
 Class T	10/31/03	343.7	0.72
 Class B	10/31/03	62.8	0.72
 Class C	10/31/03	76.8	0.72
 Institutional Class	10/31/03	166.1	0.72
Advisor Emerging Asia: (b)(e)(f)(g)
 Class A	10/31/03	19.4	0.73
 Class T	10/31/03	3.8	0.73
 Class B	10/31/03	3.2	0.73
 Class C	10/31/03	2.5	0.73
 Institutional Class	10/31/03	1.3	0.73
Advisor Emerging Markets: (c)(f)(g)(h)
 Class A	4/30/04	$ 0.5	0.83(j)%
 Class T	4/30/04	0.5	0.83(j)
 Class B	4/30/04	0.4	0.83(j)
 Class C	4/30/04	0.4	0.83(j)
 Institutional Class	4/30/04	0.4	0.83(j)
Advisor Europe Capital Appreciation: (b)(c)(f)(g)
 Class A	10/31/03	2.5	0.73
 Class T	10/31/03	6.9	0.73
 Class B	10/31/03	5.2	0.73
 Class C	10/31/03	2.8	0.73
 Institutional Class	10/31/03	0.6	0.73
Advisor Global Equity: (b)(c)(f)(g)
 Class A	10/31/03	3.7	0.73
 Class T	10/31/03	14.1	0.73
 Class B	10/31/03	4.1	0.73
 Class C	10/31/03	2.9	0.73
 Institutional Class	10/31/03	0.4	0.73
Advisor International Capital Appreciation: (c)(f)(g)
 Class A	10/31/03	24.8	0.72
 Class T	10/31/03	114.7	0.72
 Class B	10/31/03	39.7	0.72
 Class C	10/31/03	43.2	0.72
 Institutional Class	10/31/03	88.6	0.72
Advisor International Small Cap:
 Class A(e)(f)(g)(h)	10/31/03	1.0	0.88
 Class T(e)(f)(g)(h)	10/31/03	1.6	0.88
 Class B(e)(f)(g)(h)	10/31/03	0.4	0.88
 Class C(e)(f)(g)(h)	10/31/03	0.5	0.88
 Institutional Class(e)(f)(g)(h)	10/31/03	0.1	0.88
 Retail Class (c)(f)(g)	10/31/03	113.1	0.88
Advisor Japan: (b)(e)(f)(g)
 Class A	10/31/03	$ 4.9	0.73%
 Class T	10/31/03	7.8	0.73
 Class B	10/31/03	10.6	0.73
 Class C	10/31/03	6.5	0.73
 Institutional Class	10/31/03	3.6	0.73
Advisor Korea: (b)(e)(f)(g)
 Class A	10/31/03	11.1	0.83
 Class T	10/31/03	1.4	0.83
 Class B	10/31/03	1.1	0.83
 Class C	10/31/03	0.6	0.83
 Institutional Class	10/31/03	0.7	0.83
Advisor Latin America: (b)(c)(f)(g)
 Class A	10/31/03	0.7	0.73
 Class T	10/31/03	1.0	0.73
 Class B	10/31/03	1.1	0.73
 Class C	10/31/03	0.8	0.73
 Institutional Class	10/31/03	0.3	0.73
Advisor Overseas: (c)(f)(g)
 Class A	10/31/03	53.6	0.59
 Class T	10/31/03	921.5	0.59
 Class B	10/31/03	51.3	0.59
 Class C	10/31/03	35.7	0.59
 Institutional Class	10/31/03	60.4	0.59
Advisor Tax Managed Stock: (b)(c)(d)
 Class A	10/31/03	1.3	0.58
 Class T	10/31/03	3.1	0.58
 Class B	10/31/03	2.0	0.58
 Class C	10/31/03	2.2	0.58
 Institutional Class	10/31/03	0.3	0.58
Advisor Value: (c)(d)(h)
 Class A	4/30/04	$ 0.7	0.58(j)%
 Class T	4/30/04	0.9	0.58(j)
 Class B	4/30/04	0.9	0.58(j)
 Class C	4/30/04	0.7	0.58(j)
 Institutional Class	4/30/04	0.6	0.58(j)
Advisor Value Leaders: (b)(c)(d)(h)
 Class A	10/31/03	1.0	0.58(i)
 Class T	10/31/03	1.2	0.58(i)
 Class B	10/31/03	1.0	0.58(i)
 Class C	10/31/03	1.0	0.58(i)
 Institutional Class	10/31/03	1.0	0.58(i)
Aggressive International (c)(f)(g)	10/31/03	379.0	0.76
Canada (c)(f)	10/31/03	104.8	0.92
Capital Appreciation (c)(d)	10/31/03	2,413.0	0.65
China Region (e)(f)(g)	10/31/03	132.6	0.73
Disciplined Equity (c)(d)	10/31/03	3,122.9	0.64
Diversified International (c)(f)(g)	10/31/03	8,473.3	0.89
Emerging Markets (c)(f)(g)	10/31/03	296.1	0.73
Europe (e)(f)	10/31/03	1,018.5	0.61
Europe Capital Appreciation (c)(f)	10/31/03	381.5	0.97
Focused Stock (c)(d)	10/31/03	32.5	0.26
Global Balanced (c)(f)(g)	10/31/03	94.9	0.73
International Growth & Income (c)(f)(g)	10/31/03	970.5	0.73
Japan (e)(f)(g)	10/31/03	351.9	0.60
Japan Smaller Companies (e)(f)(g)	10/31/03	445.5	0.72
Latin America (c)(f)	10/31/03	171.4	0.73
Nordic (e)(f)	10/31/03	73.2	0.74
Overseas (c)(f)(g)	10/31/03	2,977.3	0.62
Pacific Basin (c)(g)	10/31/03	308.8	0.66
Small Cap Independence (c)(d)	10/31/03	825.1	0.68
Southeast Asia (e)(f)(g)	10/31/03	279.3	0.74
Stock Selector (c)(d)	10/31/03	740.0	0.57
Tax Managed Stock (c)(d)	10/31/03	$ 54.2	0.58%
Worldwide (c)(f)(g)	10/31/03	696.2	0.91
Advisor Aggressive Growth: (b)(c)(d)
 Class A	11/30/03	3.1	0.63
 Class T	11/30/03	10.5	0.63
 Class B	11/30/03	6.8	0.63
 Class C	11/30/03	7.1	0.63
 Institutional Class	11/30/03	0.5	0.63
Advisor Dividend Growth: (c)(d)
 Class A	11/30/03	258.4	0.58
 Class T	11/30/03	1,710.9	0.58
 Class B	11/30/03	458.7	0.58
 Class C	11/30/03	374.6	0.58
 Institutional Class	11/30/03	496.1	0.58
Advisor Dynamic Capital Appreciation: (c)(d)
 Class A	11/30/03	32.5	0.58
 Class T	11/30/03	188.7	0.58
 Class B	11/30/03	70.9	0.58
 Class C	11/30/03	49.4	0.58
 Institutional Class	11/30/03	3.0	0.58
Advisor Equity Growth: (c)(d)
 Class A	11/30/03	611.7	0.58
 Class T	11/30/03	4,696.8	0.58
 Class B (x)	11/30/03	1,081.9	0.58
 Class C	11/30/03	482.3	0.58
 Institutional Class	11/30/03	2,005.0	0.58
Advisor Equity Value: (b)(c)(d)
 Class A	11/30/03	4.5	0.58
 Class T	11/30/03	21.8	0.58
 Class B	11/30/03	11.1	0.58
 Class C	11/30/03	9.5	0.58
 Institutional Class	11/30/03	0.7	0.58
Advisor Fifty: (b)(c)(d)
 Class A	11/30/03	$ 10.2	0.58%
 Class T	11/30/03	25.4	0.58
 Class B	11/30/03	16.8	0.58
 Class C	11/30/03	10.2	0.58
 Institutional Class	11/30/03	1.0	0.58
Advisor Growth Opportunities: (c)(d)
 Class A	11/30/03	198.1	0.34
 Class T	11/30/03	4,457.1	0.34
 Class B	11/30/03	557.2	0.34
 Class C	11/30/03	128.5	0.34
 Institutional Class	11/30/03	196.3	0.34
Advisor Large Cap: (c)(d)
 Class A	11/30/03	38.2	0.58
 Class T	11/30/03	245.5	0.58
 Class B(x)	11/30/03	81.3	0.58
 Class C	11/30/03	36.3	0.58
 Institutional Class	11/30/03	105.9	0.58
Advisor Leveraged Company Stock: (b)(c)(d)
 Class A	11/30/03	14.9	0.63
 Class T	11/30/03	7.6	0.63
 Class B	11/30/03	5.7	0.63
 Class C	11/30/03	7.3	0.63
 Institutional Class	11/30/03	2.5	0.63
Advisor Mid Cap: (c)(d)
 Class A	11/30/03	554.0	0.58
 Class T	11/30/03	2,251.2	0.58
 Class B	11/30/03	633.1	0.58
 Class C	11/30/03	355.8	0.58
 Institutional Class	11/30/03	280.6	0.58
Advisor Small Cap: (c)(d)
 Class A	11/30/03	$ 150.0	0.73%
 Class T	11/30/03	663.6	0.73
 Class B	11/30/03	245.5	0.73
 Class C	11/30/03	193.0	0.73
 Institutional Class	11/30/03	79.0	0.73
Advisor Strategic Growth: (b)(c)(d)
 Class A	11/30/03	3.6	0.58
 Class T	11/30/03	8.9	0.58
 Class B	11/30/03	6.7	0.58
 Class C	11/30/03	1.9	0.58
 Institutional Class	11/30/03	0.1	0.58
Advisor Value Strategies: (c)(d)
 Class A	11/30/03	152.3	0.58
 Class T	11/30/03	776.1	0.58
 Class B	11/30/03	207.1	0.58
 Initial Class	11/30/03	16.4	0.58
 Class C	11/30/03	64.5	0.58
 Institutional Class	11/30/03	80.8	0.58
Aggressive Growth (c)(d)	11/30/03	4,519.5	0.23
Growth Company (c)(d)	11/30/03	17,861.7	0.58
Independence (c)(d)	11/30/03	4,356.5	0.41
New Millennium (c)(d)	11/30/03	2,919.0	0.60
Advisor New Insights: (c)(d)(h)
 Class A	12/31/03	18.0	0.58(i)
 Class T	12/31/03	29.5	0.58(i)
 Class B	12/31/03	12.5	0.58(i)
 Class C	12/31/03	22.6	0.58(i)
 Institutional Class	12/31/03	14.4	0.58(i)
Congress Street (e)	12/31/03	67.3	0.45
Contrafund® (c)(d)	12/31/03	30,461.3	0.79
Exchange (e)	12/31/03	215.6	0.54
Trend (c)(d)	12/31/03	778.4	0.59
 VIP Growth: (e)
 Initial Class	12/31/03	$ 7,532.6	0.58%
 Service Class	12/31/03	1,190.6	0.58
 Service Class 2	12/31/03	384.0	0.58
 Service Class 2R	12/31/03	0.7	0.58
 VIP Overseas: (c)(f)(g)
 Initial Class	12/31/03	1,113.5	0.73
 Initial Class R	12/31/03	24.0	0.73
 Service Class	12/31/03	195.2	0.73
 Service Class R	12/31/03	32.2	0.73
 Service Class 2	12/31/03	85.5	0.73
 Service Class 2R	12/31/03	4.7	0.73
 VIP Value: (b)(c)(d)
 Initial Class	12/31/03	0.3	0.58
 Service Class	12/31/03	0.8	0.58
 Service Class 2	12/31/03	2.0	0.58
 VIP Contrafund: (c)(d)
 Initial Class	12/31/03	6,474.2	0.58
 Service Class	12/31/03	1,365.5	0.58
 Service Class 2	12/31/03	632.9	0.58
 Service Class 2R	12/31/03	0.9	0.58
 VIP Aggressive Growth: (b)(c)(d)
 Initial Class	12/31/03	0.8	0.63
 Service Class	12/31/03	0.9	0.63
 Service Class 2	12/31/03	5.1	0.63
 VIP Dynamic Capital Appreciation: (b)(c)(d)
 Initial Class	12/31/03	3.6	0.58
 Service Class	12/31/03	0.8	0.58
 Service Class 2	12/31/03	7.9	0.58
 VIP Growth Opportunities: (c)(d)
 Initial Class	12/31/03	427.9	0.58
 Service Class	12/31/03	198.3	0.58
 Service Class 2	12/31/03	48.8	0.58
 VIP Mid Cap: (c)(d)
 Initial Class	12/31/03	$ 511.9	0.58%
 Service Class	12/31/03	433.3	0.58
 Service Class 2	12/31/03	758.7	0.58
 VIP Value Strategies: (b)(c)(d)
 Initial Class	12/31/03	17.7	0.58
 Service Class	12/31/03	40.1	0.58
 Service Class 2	12/31/03	97.2	0.58
 VIP Consumer Industries: (c)(d)
 Initial Class	12/31/03	10.4	0.58
 VIP Cyclical Industries: (c)(d)
 Initial Class	12/31/03	9.4	0.58
 VIP Financial Services: (c)(d)
 Initial Class	12/31/03	35.9	0.58
 VIP Growth Stock(b)
 Initial Class	12/31/03	1.6	0.58
 Service Class	12/31/03	1.6	0.58
 Service Class 2	12/31/03	2.2	0.58
 VIP Health Care: (c)(d)
 Initial Class	12/31/03	50.5	0.58
 VIP Natural Resources: (c)(d)
 Initial Class	12/31/03	19.0	0.58
 VIP Real Estate(b)
 Initial Class	12/31/03	8.3	0.58
 Service Class	12/31/03	1.7	0.58
 Service Class 2	12/31/03	1.7	0.58
 VIP Technology: (c)(d)
 Initial Class	12/31/03	87.4	0.58
 VIP Telecommunications & Utilities Growth: (c)(d)
 Initial Class	12/31/03	10.8	0.58
Structured Large Cap Growth (c)(d)	1/31/04	19.0	0.19(a)
Structured Large Cap Value (c)(d)	1/31/04	$ 19.4	0.27(a)%
Structured Mid Cap Growth (c)(d)	1/31/04	33.4	0.47(a)
Structured Mid Cap Value (c)(d)	1/31/04	48.7	0.47(a)
Utilities (c)(d)	1/31/04	831.7	0.44
Select Portfolios: (c)(d)
 Air Transportation	2/28/04	41.4	0.58
 Automotive	2/28/04	24.8	0.58
 Banking	2/28/04	415.5	0.58
 Biotechnology	2/28/04	1,850.9	0.58
 Brokerage and Investment Management	2/28/04	378.6	0.58
 Business Services and Outsourcing	2/28/04	33.6	0.58
 Chemicals	2/28/04	40.5	0.58
 Computers	2/28/04	840.2	0.58
 Construction and Housing	2/28/04	75.4	0.58
 Consumer Industries	2/28/04	30.5	0.58
 Cyclical Industries	2/28/04	27.3	0.58
 Defense and Aerospace	2/28/04	275.7	0.58
 Developing Communications	2/28/04	556.9	0.58
 Electronics	2/28/04	3,306.0	0.58
 Energy	2/28/04	205.3	0.58
 Energy Service	2/28/04	404.1	0.58
 Environmental Services	2/28/04	12.0	0.52(a)
 Financial Services	2/28/04	481.3	0.58
 Food and Agriculture	2/28/04	91.2	0.58
 Gold	2/28/04	675.4	0.58
 Health Care	2/28/04	1,912.8	0.58
 Home Finance	2/28/04	379.5	0.58
 Industrial Equipment	2/28/04	37.5	0.59
 Industrial Materials	2/28/04	65.7	0.59
 Insurance	2/28/04	105.8	0.58
 Leisure	2/28/04	163.0	0.58
 Medical Delivery	2/28/04	128.1	0.58
 Medical Equipment and Systems	2/28/04	308.2	0.58
 Multimedia	2/28/04	$ 154.8	0.58%
 Natural Gas	2/28/04	183.8	0.58
 Natural Resources	2/28/04	37.7	0.58
 Networking and Infrastructure	2/28/04	141.4	0.58
 Paper and Forest Products	2/28/04	18.9	0.59
 Pharmaceuticals	2/28/04	64.4	0.59
 Retailing	2/28/04	81.9	0.58
 Software and Computer Services	2/28/04	754.5	0.58
 Technology	2/28/04	2,170.0	0.58
 Telecommunications	2/28/04	355.7	0.58
 Transportation	2/28/04	34.6	0.58
 Utilities Growth	2/28/04	197.2	0.58
 Wireless	2/28/04	118.3	0.59
Magellan (c)(d)	3/31/04	63,983.5	0.50
Large Cap Stock (c)(d)	4/30/04	684.3	0.40
Mid Cap Stock (c)(d)	4/30/04	7,395.4	0.41
Small Cap Retirement (c)(d)	4/30/04	72.1	0.42(a)
Small Cap Stock (c)(d)	4/30/04	2,302.0	0.83

(a) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations.

(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes.

(c) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

(d) FMR has entered into a sub-advisory agreement with each of FMR Far East and FMR U.K. on behalf of the fund. FMR Far East has in turn entered into a sub-advisory agreement with FIJ on behalf of the fund. FMR has entered into a master international research agreement with FIIA on behalf of the fund. FIIA has in turn entered into sub-research agreements with FIIA (U.K.)L and FIJ on behalf of the fund.

(e) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund. FMRC may provide investment advisory services for the fund.

(f) FMR has entered into a sub-advisory agreement with each of FMR Far East, FMR U.K. and FIIA on behalf of the fund. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L on behalf of the fund. FMR Far East has entered into a sub-advisory agreement with FIJ on behalf of the fund. FMR has entered into a master international research agreement with FIIA on behalf of the fund. FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ on behalf of the fund.

(g) FIIA has entered into a sub-advisory agreement with FIJ on behalf of the fund.

(h) Less than a complete fiscal year.

(i) Annualized

(j) Based on estimated expenses.

Fidelity, Magellan, Fidelity Fifty, Destiny, and Contrafund are registered trademarks of FMR Corp.

The third pary marks appearing above are the marks of their respective owners.

ITA-pxs-0704	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	CUSIP # 315910729/FUND # 1258
1.749414.101		CUSIP # 315910711/FUND # 1259
CUSIP # 315910695/FUND # 1260
CUSIP # 315910687/FUND # 1261
CUSIP # 315910679/FUND # 1262
CUSIP # 315910810/FUND # 335
CUSIP # 315910307/FUND # 309
CUSIP # 315910778/FUND # 352
CUSIP # 315910802/FUND # 325
CUSIP # 315910869/FUND # 322
CUSIP # 315910828/FUND # 341
CUSIP # 316343300/FUND # 301
CUSIP # 316345404/FUND # 334
CUSIP # 315910208/FUND # 305
CUSIP # 315910737/FUND # 818
CUSIP # 315910885/FUND # 350
CUSIP # 315910760/FUND # 360
CUSIP # 315910844/FUND # 349
CUSIP # 315910752/FUND # 342
CUSIP # 316343102/FUND # 094
CUSIP # 316343201/FUND # 302
CUSIP # 315910851/FUND # 351
CUSIP # 315910505/FUND # 318

Form of Proxy Card: Fidelity Aggressive International Fund, Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Global Balanced Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund, and Fidelity Worldwide Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on September 15, 2004 at 9:45 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	FIDELITY INVESTMENT TRUST-SP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.			(_)	(_)	(_)
2.	To elect the nominees specified below as Trustees:
	(01) J. Michael Cook (02) Ralph F. Cox (03) Laura B. Cronin (04) Robert M. Gates (05) George H. Heilmeier (06) Abigail P. Johnson	(07) Edward C. Johnson 3d (08) Donald J. Kirk (09) Marie L. Knowles (10) Ned C. Lautenbach (11) Marvin L. Mann (12) William O. McCoy	(13) Robert L. Reynolds (14) William S. Stavropoulos (15) Dennis J. Dirks (effective 01/01/05) (16) Cornelia M. Small (effective 01/01/05)	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN
4.	To amend the fund's fundamental investment limitation concerning lending.			(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	ITA-PXC-0704A-SP	335, 309, 352, 325, 322, 341, 301, 334, 350, 360, 349, 342, 094, 302, 351, 318	(down arrow)

Form of Proxy Card: Fidelity International Small Cap Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on September 15, 2004 at 9:45 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	FIDELITY INVESTMENT TRUST-SP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.			(_)	(_)	(_)
2.	To elect the nominees specified below as Trustees:
	(01) J. Michael Cook (02) Ralph F. Cox (03) Laura B. Cronin (04) Robert M. Gates (05) George H. Heilmeier (06) Abigail P. Johnson	(07) Edward C. Johnson 3d (08) Donald J. Kirk (09) Marie L. Knowles (10) Ned C. Lautenbach (11) Marvin L. Mann (12) William O. McCoy	(13) Robert L. Reynolds (14) William S. Stavropoulos (15) Dennis J. Dirks (effective 01/01/05) (16) Cornelia M. Small (effective 01/01/05)	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	ITA-PXC-0704B-SP	818 1258, 1259, 1260, 1261, 1262	(down arrow)

Form of Proxy Card: Fidelity International Growth & Income Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Ned C. Lautenbach, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on September 15, 2004 at 9:45 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	FIDELITY INVESTMENT TRUST-SP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.			(_)	(_)	(_)
2.	To elect the nominees specified below as Trustees:
	(01) J. Michael Cook (02) Ralph F. Cox (03) Laura B. Cronin (04) Robert M. Gates (05) George H. Heilmeier (06) Abigail P. Johnson	(07) Edward C. Johnson 3d (08) Donald J. Kirk (09) Marie L. Knowles (10) Ned C. Lautenbach (11) Marvin L. Mann (12) William O. McCoy	(13) Robert L. Reynolds (14) William S. Stavropoulos (15) Dennis J. Dirks (effective 01/01/05) (16) Cornelia M. Small (effective 01/01/05)	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN
3a.	To modify the fundamental investment objective of the fund.			(_)	(_)	(_)
3b.	To approve an amended management contract that includes adding a performance adjustment component to the management fee for the fund.			(_)	(_)	(_)
4.	To amend the fund's fundamental investment limitation concerning lending.			(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	ITA-PXC-0704C-SP	305	(down arrow)

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Advisor International Small Cap Fund*

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity fund mentioned above will be held on September 15, 2004. The purpose of the meeting is to vote on two important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposals and the materials to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

* Fidelity Advisor International Small Cap Fund Classes A, T, B, C and Institutional Class are classes of Fidelity International Small Cap Fund.

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.

2. To elect a Board of Trustees.

Why am I not being asked to vote on all of the proposals in the proxy?

The proxy contains proposals for all of the funds of Fidelity Investments Trust. As a Fidelity Advisor International Small Cap Fund shareholder, you are being asked to vote on those proposals that directly affect that fund.

1. To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.

Why are you making this change?

The Investment Company Act of 1940 (1940 Act) prohibits or limits certain transactions between affiliated funds (affiliated funds are defined as funds in a fund complex that are usually under common control of an investment adviser or other person when the adviser or other person exercise a controlling influence over the management or policies of the funds). On July 26, 2002, the SEC amended Rule 17a-8 under the 1940 Act to permit mergers of affiliated funds without shareholder approval in certain cases, while still requiring shareholder approval in other cases. For example, Rule 17a-8 now permits affiliated funds to merge without shareholder approval if the advisory contracts and fundamental policies of the funds are not materially different (fundamental policies are those that can only be changed by shareholder vote). In all cases, the Board of Trustees must first consider that the action is in the best interests of the fund and its shareholders, and that the action will not dilute the shareholders' interests.

As of the record date for this meeting, the Trustees have no current plans to merge existing funds without shareholder vote. If shareholders approve the proposed change to the Declaration of Trust, the Board of Trustees may approve such a merger transaction in the future, but again, only if they find that the transaction is in the best interests of the fund and its shareholders and that the transaction will not dilute the shareholders' interests.

How will this change benefit me as a shareholder?

The amendment will give the Trustees increased flexibility, which may allow them to react more quickly to changes in competitive and regulatory conditions. This may allow the fund to operate in a more efficient and economical manner since each time a fund requires a shareholder vote, it is an expense to the fund and ultimately to you as a shareholder.

Under what circumstances would the Board of Trustees need to get shareholder approval?

The Board of Trustees would still need to get shareholder approval if the merger, consolidation or asset sale was not permitted by the 1940 Act and Massachusetts law. For example, Rule 17a-8 still requires shareholder approval of a merger of affiliated funds if they have materially different advisory contracts or fundamental policies. It also requires shareholder approval if, post-merger, the shareholder-elected disinterested trustees of the acquired fund would not comprise a majority of the disinterested trustees of the surviving fund.

2. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 14 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are four "interested" trustees and ten "non-interested" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Non-interested Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each non-interested Trustee receives a fee for his or her service on the Board. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. You can find the compensation table, which details these fees, in the proxy statement.

Where is the compensation deferred to?

Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by non-interested Trustees under the Plan will directly be linked to the performance of the Referenced Funds. This aligns the interest of the Trustees with the interests of the shareholders at-large.

Has the funds' Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved the proposals and recommends that you vote to approve them.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is July 19, 2004.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may also vote through the internet by visiting www.proxyweb.com and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity® Aggressive International Fund

Fidelity Canada Fund

Fidelity China Region Fund

Fidelity Diversified International Fund

Fidelity Emerging Markets Fund

Fidelity Europe Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Global Balanced Fund

Fidelity International Growth & Income Fund

Fidelity International Small Cap Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Overseas Fund

Fidelity Pacific Basin Fund

Fidelity Southeast Asia Fund

Fidelity Worldwide Fund

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity funds mentioned above will be held on September 15, 2004. The purpose of the meeting is to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-800-544-3198. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.

2. To elect a Board of Trustees.

3a. To modify the fundamental investment objective of Fidelity International Growth & Income Fund to remove the income component from the objective.

3b. To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity International Growth & Income Fund.

4. To amend each fund's fundamental investment limitation concerning lending (except Fidelity International Small Cap Fund).

1. To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.

Why are you making this change?

The Investment Company Act of 1940 (1940 Act) prohibits or limits certain transactions between affiliated funds (affiliated funds are defined as funds in a fund complex that are usually under common control of an investment adviser or other person when the adviser or other person exercise a controlling influence over the management or policies of the funds). On July 26, 2002, the SEC amended Rule 17a-8 under the 1940 Act to permit mergers of affiliated funds without shareholder approval in certain cases, while still requiring shareholder approval in other cases. For example, Rule 17a-8 now permits affiliated funds to merge without shareholder approval if the advisory contracts and fundamental policies of the funds are not materially different (fundamental policies are those that can only be changed by shareholder vote). In all cases, the Board of Trustees must first consider that the action is in the best interests of the fund and its shareholders, and that the action will not dilute the shareholders' interests.

As of the record date for this meeting, the Trustees have no current plans to merge existing funds without shareholder vote. If shareholders approve the proposed change to the Declaration of Trust, the Board of Trustees may approve such a merger transaction in the future, but again, only if they find that the transaction is in the best interests of the fund and its shareholders and that the transaction will not dilute the shareholders' interests.

How will this change benefit me as a shareholder?

The amendment will give the Trustees increased flexibility, which may allow them to react more quickly to changes in competitive and regulatory conditions. This may allow the funds to operate in a more efficient and economical manner since each time a fund requires a shareholder vote, it is an expense to the fund and ultimately to you as a shareholder.

Under what circumstances would the Board of Trustees need to get shareholder approval?

The Board of Trustees would still need to get shareholder approval if the merger, consolidation or asset sale was not permitted by the 1940 Act and Massachusetts law. For example, Rule 17a-8 still requires shareholder approval of a merger of affiliated funds if they have materially different advisory contracts or fundamental policies. It also requires shareholder approval if, post-merger, the shareholder-elected disinterested trustees of the acquired fund would not comprise a majority of the disinterested trustees of the surviving fund.

2. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 14 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are four "interested" trustees and ten "non-interested" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Non-interested Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each non-interested Trustee receives a fee for his or her service on the Board. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. You can find the compensation table, which details these fees, in the proxy statement.

Where is the compensation deferred to?

Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by non-interested Trustees under the Plan will directly be linked to the performance of the Referenced Funds. This aligns the interest of the Trustees with the interests of the shareholders at-large.

3a. To modify the fundamental investment objective of Fidelity International Growth & Income Fund to remove the income component from the objective.

Why is Fidelity International Growth & Income Fund changing its fundamental investment objective?

The Trustees and FMR believe an objective of long-term growth of capital is more appropriate for the fund than its current objective. FMR seeks to maximize returns to shareholders. To do so, the Trustees and FMR believe the fund should be able to invest in international equity securities that FMR expects to produce the highest returns, regardless of whether the securities produce, or are expected to product, income. Capital appreciation, not income, has been largely responsible for the fund's returns over the periods shown. If the proposal is approved, the Trustees will change the fund's name to "Fidelity International Discovery Fund."

How will this change benefit me as a shareholder?

FMR believes investments that present little or no opportunity for income may produce higher returns in foreign markets. In practice, FMR has found that significant income is difficult to obtain in foreign markets without investing in debt securities, such as bonds. While the fund's current investment policies would permit FMR to invest in bonds, FMR believes investing in stocks is more likely to maximize returns to long-term shareholders.

3b. To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity International Growth & Income Fund.

Why is Fidelity International Growth & Income Fund proposing an amended management contract that includes adding a performance adjustment component to the management fee that FMR receives?

FMR believes that adding a Performance Adjustment component to the management fee will align the interest of shareholders of the fund with those of the investment advisor. The Amended Contract would add a Performance Adjustment component to the management fee that would reward FMR by increasing management fees when the fund outperforms the proposed benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index), and would penalize FMR by decreasing management fees when the fund underperforms the benchmark index.

4. To amend each fund's fundamental investment limitation concerning lending (except Fidelity International Small Cap Fund).

Why is each fund amending its fundamental investment limitation concerning lending?

The 1940 Act requires that mutual funds adopt a policy regarding making loans to other parties and further requires that the policy be fundamental (changeable only by shareholder vote). The extent to which a mutual fund reserves the right to lend must be disclosed in its prospectus and/or statement of additional information.

The fund's investment limitation explicitly does not apply to, among other things, the purchase of debt securities. While the term "debt securities" is commonly understood to include corporate bonds, government securities, and mortgage and other asset-backed securities, we believe that the term also includes loans and loan participations. The amendment clarifies that along with investments in other types of debt securities, investments in loans, loan participations and other forms of debt instruments also are excluded from this limitation.

How will this change affect the funds?

Adoption of this proposal is not expected to affect the way in which each fund is managed.

Has the funds' Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is July 19, 2004.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may also vote through the internet by visiting www.proxyweb.com and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3198.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

FORM OF

SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

When connected to the toll-free number, shareholder will hear:

Speech 1	Welcome. Please enter the control number labeled as such or located in the box, indicated by an arrow on the upper portion of your card.

When shareholder enters the control number, he/she will hear:

Speech 2	To vote as the [Fund Name] Board of Trustees recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now.

If shareholder has pressed 1, he/she will hear:

Closing A	You voted as the Board of Trustees recommended for every proposal affecting your fund. If correct, press 1. If incorrect, press 0.

If the shareholder elects to vote each proposal separately, he/she will hear:

Speech 3	Proposal 1: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 4	Proposal 2: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 5	Proposal 3: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.

If the shareholder presses 0 to withhold from an individual nominee, he/she will hear:

Speech 5a	Enter the two digit number that appears next to the nominee you DO NOT wish to vote for.

After the Shareholder enters the first nominee number, he/she hears:

Speech 5b	Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees.
Speech 6	Proposal 4: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 7	Proposal 5: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

When shareholder has finished voting on all proposals, he/she will hear:

Closing B	You voted as follows: (Vote for each proposal is given). If this is correct, Press 1 now. If incorrect, Press 0

If shareholder presses 0 to indicate an incorrect vote, Speech 2 will be repeated.

If shareholder presses 1, he/she will hear:

Speech 8	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0.

If shareholder elects to vote another proxy, he/she is returned to Speech 1. If shareholder elects to end the call he/she will hear:

Speech 9	Thank you for voting.

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

[ Upon login to www.ProxyWeb.com shareholder sees Screen 1 ]

SCREEN 1

Text 1 - (centered)

Internet Proxy Voting Service

Input A

Please Enter Control Number from Your Proxy Card:

Input B

Check here [ ] to vote all proposals as the Board recommends, then click the VOTE button below.
 -OR-

Input C

To vote each proposal separately, click the VOTE button only.
 [VOTE]

Graphic I - Example Proxy Card (left justified)

Text 2 - (right justified)

proxyweb.com is a service of:
MIS, an ADP company

Full service proxy specialists

This site is best viewed using

Netscape version 4.7 or Internet Explorer versions 5.0 or higher and using a display resolution of 800 X 600.

Graphic II - (right justified)

[ Upon input of control number and selection of input B or input C shareholder is directed to ProxyWeb Voting Ballot (Screen 2) ]

SCREEN 2

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING:

Input A - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input B - (left justified)

Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input C - (left justified)

Proposal 3.	[ Title of proposal to be inserted ]	[FOR ALL][WITHHOLD AUTHORITY] [FOR ALL NOMINEES (EXCEPT AS INDICATED:]

Input D - (left justified)

Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input E - (left justified)

Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 3 - (centered)

Please refer to the proxy statement for discussion of each of these matters.
If no specification is made on a proposal, the proposal will be voted "For".

Input F - (centered)

You will have an opportunity to confirm that your selections were properly recorded after you submit your vote. If you would also like to receive an email confirmation, enter your email address here:

Text 4- (centered)

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Click here to sign and [SUBMIT] your proxy vote and to appoint [Proxy Agents 1, 2, and 3 ] or any one or more of them, attorneys, with full power of substitution, to vote all Fund shares that you are entitled to vote.

[ Upon submission of vote shareholder is directed to ProxyWeb Confirmation Screen (Screen 3) ]

SCREEN 3

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Thank you! Your vote has been submitted

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS :

Text 3 - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 3.	[ Title of proposal to be inserted ]	[FOR ALL][WITHHOLD ALL] [FOR ALL EXCEPT: ]
Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of each of these matters.

Text 5 - (centered)

[ If no email confirmation was requested ]: No email confirmation has been sent.

[ If email confirmation was requested ]: Your email confirmation has been sent to: [internet address]

Hyperlink 1 - (left justified)

[Change Vote]

[Directs shareholder to Screen 2 to change vote]

Hyperlink 2 - (centered)

[Exit Internet Voting Service]

[Directs shareholder to www.Fidelity.com]

Hyperlink 3 - (left justified)

[Vote Another Proxy]

[Directs shareholder to Screen 1]

[ If shareholder requests email confirmation, a confirmation in the following form will be sent to the designated email address ]

Form Of

ProxyWeb Email Confirmation

Text - (left justified)

Your vote for Control Number [control number] has been submitted to
[trust name: fund name], as follows:
---------------------------------------------------------------------------------

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR ALL] [WITHHOLD ALL][FOR ALL EXCEPT: ]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Thank you for voting.